UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21323

Eaton Vance Limited Duration Income Fund

(Exact Name of registrant as Specified in Charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109

(Address of Principal Executive Offices)

Alan R. Dynner

The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109

(Name and Address of Agent for Services)

(617) 482-8260

(registrant’s Telephone Number)

April 30

Date of Fiscal Year End

April 30, 2006

Date of Reporting Period

Item 1. Reports to Stockholders

Annual Report April 30, 2006

EATON VANCE
LIMITED
DURATION
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/ broker–dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Limited Duration Income Fund as of April 30, 2006

MANAGEMENT‘S DISCUSSION OF FUND PERFORMANCE

The Fund

Performance

•                     Based on share price, Eaton Vance Limited Duration Income Fund (the “Fund”) — a closed-end fund traded on the American Stock Exchange (“AMEX”) — had a total return of 5.32% for the year ended April 30, 2006.(1) That return was the result of a decrease in share price to $17.09 on April 30, 2006, from $17.69 on April 30, 2005, and the reinvestment of $1.513 in monthly dividends.

•                     Based on net asset value (NAV), the Fund had a total return of 7.72% for the year ended April 30, 2006.(1) That return was the result of a decrease in NAV per share to $18.21 on April 30, 2006, from $18.43 on April 30, 2005, and the reinvestment of $1.513 in dividends.

•                     Based on its April 30, 2006, monthly dividend of $0.1261 and a closing share price of $17.09 on that date, the Fund had a market yield of 8.85%.(2)

 Recent Fund Developments

•                     The Fund’s managers continued to diversify the Fund’s bond and senior loan investments across a wide range of industry sectors. The Fund had exposure to companies that typically respond to economic growth, as well as non-cyclical companies whose earnings are less dependent on economic expansion.

•                     The portion of the Fund that invests in floating-rate loans generally benefited from an environment of rising short-term interest rates; however, credit spreads continued to narrow and new issuance surged. Management kept the loan Portfolio well diversified across a wide range of industry sectors and holdings. Building and development (including manufacturers of building products and companies that manage and/or own apartments, shopping malls and commercial office buildings, among others), health care, leisure goods/activities/movies and chemicals/plastics and publishing were the largest industry weightings.

•                     During the year, the high-yield portion of the Fund saw an increased focus on shorter-duration bonds, which performed relatively well amid a flattening yield curve. The performance of the Fund’s highyield holdings was also bolstered by exposure to the air transportation and building materials sectors. Investments in wireless telecommunication service providers also fared well, as many of these companies enjoyed continuing strong cash flow, subscriber growth and, in some cases, the benefits of refinancing older, higher-coupon debt. In the relatively strong market, no particular high-yield bond sector dramatically hurt performance. However, railroads, metals and homebuilders — areas in which the Fund held small positions — were among the market’s laggards.

•                     Within the mortgage-backed securities (MBS) portion of the Fund, management continued to emphasize seasoned MBS with shorter average maturities and more predictable prepayment rates than unseasoned MBS. Seasoned MBS prepayment rates declined over the 12-month period. Accordingly, yield spreads on the Fund’s seasoned MBS tightened by approximately 70 basis points (0.70%) during the same annual period. This tightening resulted in outperformance versus U.S. Treasuries.

•                     At April 30, 2006, the Fund had leverage in the amount of approximately 35.2% of the Fund’s total assets. The Fund is leveraged through the issuance of Auction Preferred Shares and its securities lending program. Use of financial leverage creates an opportunity for increased income, but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investmen decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

(1)          Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares and its securities lending program. In the event of a rise in long-term interest rates, the value of the Fund’s investment portfolio could decline, which would reduce the asset coverage for its Auction Preferred Shares.

(2)          The Fund’s market yield is calculated by dividing the most recent dividend per share by the share market price at the end of the period and annualizing the result.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Shares of the Fund are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested. Yield will vary.

Eaton Vance Limited Duration Income Fund as of April 30, 2006

FUND PERFORMANCE

Performance(1)
Average Annual Total Return (by share price, AMEX)
One Year	5.32%
Life of Fund (5/30/03)	4.63

Average Annual Total Return (at net asset value)
One Year	7.72%
Life of Fund (5/30/03)	6.93

(1)             Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares and its securities lending program. In the event of a rise in long-term interest rates, the value of the Fund’s investment portfolio could decline, which would reduce the asset coverage for its Auction Preferred Shares and securities lending.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund Allocations(2)

By Total Investments

(2)             Fund allocations are shown as a percentage of the Fund’s total investments as of 4/30/06. Fund allocations may not be representative of the Fund’s current or future investments and are subject to change due to active management.

Eaton Vance Limited Duration Income Fund as of April 30, 2006

PORTFOLIO OF INVESTMENTS

Senior, Floating Rate Interests — 55.5%(1)
Principal Amount	Borrower/Tranche Description	Value
Aerospace and Defense — 1.4%
Alliant Techsystems, Inc.
$702,000	Term Loan, 5.81%, Maturing March 31, 2009	$704,486
Awas Capital Inc.
3,375,000	Term Loan, 11.00%, Maturing March 22, 2013	3,434,062
CACI International, Inc.
1,347,500	Term Loan, 6.25%, Maturing May 3, 2011	1,361,255
Delta Air Lines, Inc.
1,725,000	Term Loan, 7.26%, Maturing March 27, 2008	1,757,653
2,000,000	Term Loan, 12.01%, Maturing March 27, 2008	2,062,916
DRS Technologies, Inc.
1,225,000	Term Loan, 6.45%, Maturing January 31, 2013	1,237,441
Hexcel Corp.
3,299,111	Term Loan, 6.73%, Maturing March 1, 2012	3,334,850
IAP Worldwide Services, Inc.
2,244,375	Term Loan, 8.00%, Maturing December 30, 2012	2,275,235
K&F Industries, Inc.
2,829,663	Term Loan, 7.17%, Maturing November 18, 2012	2,869,897
Mid-Western Aircraft Systems, Inc.
1,574,356	Term Loan, 7.32%, Maturing December 31, 2011	1,601,662
Standard Aero Holdings, Inc.
1,780,983	Term Loan, 7.08%, Maturing August 24, 2012	1,780,983
Transdigm, Inc.
5,194,000	Term Loan, 7.15%, Maturing July 22, 2010	5,269,474
Vought Aircraft Industries, Inc.
1,314,353	Term Loan, 7.50%, Maturing December 22, 2011	1,328,113
Wyle Laboratories, Inc.
311,850	Term Loan, 7.44%, Maturing January 28, 2011	316,918
		$29,334,945
Air Transport — 0.1%
United Airlines, Inc.
$1,684,375	Term Loan, 8.63%, Maturing February 1, 2012	$1,711,325
240,625	Term Loan, 8.75%, Maturing February 1, 2012	244,475
		$1,955,800
Automotive — 2.6%
Accuride Corp.
$3,289,973	Term Loan, 6.94%, Maturing January 31, 2012	$3,335,210
Affina Group, Inc.
1,076,874	Term Loan, 8.13%, Maturing November 30, 2011	1,069,134

Principal Amount	Borrower/Tranche Description	Value
Automotive (continued)
Axletech International Holding, Inc.
$1,950,000	Term Loan, 11.52%, Maturing April 21, 2013	$1,967,876
Collins & Aikman Products Co.
881,938	Term Loan, 11.25%, Maturing August 31, 2011	865,087
CSA Acquisition Corp.
1,012,599	Term Loan, 7.50%, Maturing December 23, 2011	1,018,295
641,461	Term Loan, 7.50%, Maturing December 23, 2011	645,069
498,750	Term Loan, 7.50%, Maturing December 23, 2011	502,179
Dana Corp.
1,400,000	DIP Loan, 7.22%, Maturing April 13, 2008	1,412,688
Dayco Products, LLC
2,936,982	Term Loan, 7.97%, Maturing June 23, 2011	2,977,366
Delphi Corp.
1,000,000	Term Loan, 7.38%, Maturing October 8, 2007	1,019,583
Dura Operating Corp.
1,450,000	Term Loan, 8.61%, Maturing May 3, 2011	1,466,917
Exide Technologies, Inc.
617,005	Term Loan, 11.25%, Maturing May 5, 2010	625,746
624,566	Term Loan, 11.25%, Maturing May 5, 2010	633,414
Federal-Mogul Corp.
1,950,000	DIP Loan, 6.81%, Maturing December 9, 2006	1,956,398
5,626,706	Term Loan, 8.75%, Maturing December 9, 2006	5,654,840
Goodyear Tire & Rubber Co.
950,000	Term Loan, 4.73%, Maturing April 30, 2010	959,670
3,185,000	Term Loan, 7.95%, Maturing April 30, 2010	3,233,772
1,000,000	Term Loan, 8.70%, Maturing March 1, 2011	1,016,042
HLI Operating Co., Inc.
2,134,400	Term Loan, 8.36%, Maturing June 3, 2009	2,149,264
Key Automotive Group
1,082,877	Term Loan, 7.82%, Maturing June 29, 2010	1,093,706
Keystone Automotive Operations, Inc.
2,094,750	Term Loan, 7.46%, Maturing October 30, 2010	2,102,605
R.J. Tower Corp.
1,880,000	DIP Revolving Loan, 8.25%, Maturing February 2, 2007	1,916,929
Tenneco Automotive, Inc.
1,861,375	Term Loan, 6.77%, Maturing December 12, 2009	1,890,226
817,670	Term Loan, 6.83%, Maturing December 12, 2010	830,344
TI Automotive, Ltd.
1,371,884	Term Loan, 7.94%, Maturing June 30, 2011	1,351,305
Trimas Corp.
4,175,446	Term Loan, 8.87%, Maturing December 31, 2009	4,248,516
TRW Automotive, Inc.
1,975,000	Term Loan, 6.00%, Maturing October 31, 2010	1,985,863
2,296,666	Term Loan, 6.25%, Maturing June 30, 2012	2,305,597

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Automotive (continued)
United Components, Inc.
$1,446,667	Term Loan, 7.22%, Maturing June 30, 2010	$1,458,421
Visteon Corp.
1,650,000	Term Loan, 9.18%, Maturing June 20, 2007	1,672,894
		$53,364,956
Beverage and Tobacco — 0.9%
Alliance One International, Inc.
$955,350	Term Loan, 8.48%, Maturing May 13, 2010	$966,098
Constellation Brands, Inc.
6,091,371	Term Loan, 6.36%, Maturing November 30, 2011	6,143,531
Culligan International Co.
1,188,000	Term Loan, 7.40%, Maturing September 30, 2011	1,206,563
MafCo Worldwide Corp.
1,356,818	Term Loan, 6.93%, Maturing December 8, 2011	1,371,234
National Dairy Holdings, L.P.
2,301,725	Term Loan, 7.00%, Maturing March 15, 2012	2,314,672
National Distribution Co.
950,000	Term Loan, 11.50%, Maturing June 22, 2010	952,375
Southern Wine & Spirits of America, Inc.
4,297,586	Term Loan, 6.48%, Maturing June 1, 2012	4,342,577
Sunny Delight Beverages Co.
444,706	Term Loan, 9.22%, Maturing August 20, 2010	443,038
		$17,740,088
Building and Development — 3.7%
AP-Newkirk Holdings, LLC
$2,413,055	Term Loan, 7.43%, Maturing December 21, 2007	$2,432,285
Biomed Realty, L.P.
3,690,000	Term Loan, 7.08%, Maturing May 31, 2010	3,699,225
Capital Automotive (REIT)
3,924,806	Term Loan, 6.58%, Maturing December 16, 2010	3,961,601
DMB / CH II, LLC
400,000	Term Loan, 7.33%, Maturing September 9, 2009	401,000
Epco / Fantome, LLC
1,975,000	Term Loan, 8.00%, Maturing November 23, 2010	1,979,938
Formica Corp.
1,350,000	Term Loan, 7.96%, Maturing March 15, 2013	1,362,235
FT-FIN Acquisition, LLC
1,413,217	Term Loan, 9.19%, Maturing November 17, 2007	1,416,750
Gables GP, Inc.
964,895	Term Loan, 6.59%, Maturing September 30, 2006	969,546

Principal Amount	Borrower/Tranche Description	Value
Building and Development (continued)
General Growth Properties, Inc.
$2,000,000	Term Loan, 6.20%, Maturing February 24, 2011	$1,997,500
Hovstone Holdings, LLC
1,485,000	Term Loan, 7.23%, Maturing February 28, 2009	1,488,713
Kyle Acquisition Group, LLC
802,819	Term Loan, 7.00%, Maturing July 20, 2010	810,847
Landsource Communities, LLC
1,002,000	Term Loan, 7.38%, Maturing March 31, 2010	1,007,636
LNR Property Corp.
1,027,850	Term Loan, 7.69%, Maturing February 3, 2008	1,035,987
3,947,306	Term Loan, 7.83%, Maturing February 3, 2008	3,984,004
LNR Property Holdings
948,024	Term Loan, 9.33%, Maturing March 3, 2008	959,874
MAAX Corp.
807,147	Term Loan, 7.95%, Maturing June 4, 2011	803,112
Mueller Group, Inc.
3,905,375	Term Loan, 7.26%, Maturing October 3, 2012	3,962,909
NCI Building Systems, Inc.
1,837,403	Term Loan, 6.71%, Maturing June 18, 2010	1,849,461
Newkirk Master, L.P.
4,418,880	Term Loan, 6.58%, Maturing August 11, 2008	4,454,094
Nortek, Inc.
4,014,187	Term Loan, 6.70%, Maturing August 27, 2011	4,051,193
Panolam Industries Holdings, Inc.
1,718,869	Term Loan, 7.73%, Maturing September 30, 2012	1,744,652
Ply Gem Industries, Inc.
128,125	Term Loan, 7.21%, Maturing August 15, 2011	129,406
1,921,875	Term Loan, 7.21%, Maturing August 15, 2011	1,941,094
South Edge, LLC
287,500	Term Loan, 7.06%, Maturing October 31, 2009	289,896
St. Mary's Cement, Inc.
1,959,912	Term Loan, 6.98%, Maturing December 4, 2010	1,990,536
Stile Acquisition Corp.
971,847	Term Loan, 7.11%, Maturing April 6, 2013	966,381
Stile U.S. Acquisition Corp.
973,503	Term Loan, 7.11%, Maturing April 6, 2013	968,027
Sugarloaf Mills, L.P.
1,000,000	Term Loan, 5.75%, Maturing April 7, 2007	1,005,000
2,000,000	Term Loan, 7.85%, Maturing April 7, 2007	2,000,000
TE / Tousa Senior, LLC
1,750,000	Term Loan, 7.75%, Maturing July 29, 2008	1,769,688
The Woodlands Community Property Co.
1,169,215	Term Loan, 7.24%, Maturing November 30, 2007	1,177,984
360,119	Term Loan, 9.24%, Maturing November 30, 2007	365,521

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Building and Development (continued)
Tousa / Kolter, LLC
$2,330,000	Term Loan, 6.27%, Maturing January 7, 2008(2)	$2,341,650
TRU 2005 RE Holding Co.
7,325,000	Term Loan, 7.83%, Maturing December 9, 2008	7,337,592
Trustreet Properties, Inc.
1,800,000	Term Loan, 6.83%, Maturing April 8, 2010	1,819,125
United Subcontractors, Inc.
1,000,000	Term Loan, 11.95%, Maturing June 27, 2013	1,002,500
WCI Communities, Inc.
5,000,000	Term Loan, 6.83%, Maturing December 23, 2010	5,012,500
		$74,489,462
Business Equipment and Services — 2.8%
Acco Brands Corp.
$2,098,743	Term Loan, 6.67%, Maturing August 17, 2012	$2,118,419
Affinion Group, Inc.
3,526,744	Term Loan, 7.50%, Maturing October 17, 2012	3,542,174
Allied Security Holdings, LLC
774,439	Term Loan, 8.86%, Maturing June 30, 2010	780,247
Baker & Taylor, Inc.
2,850,000	Term Loan, 11.84%, Maturing May 6, 2011	2,878,500
DynCorp International, LLC
1,346,400	Term Loan, 7.63%, Maturing February 11, 2011	1,364,913
Global Imaging Systems, Inc.
2,387,312	Term Loan, 6.38%, Maturing May 10, 2010	2,404,472
Info USA, Inc.
748,125	Term Loan, 6.75%, Maturing February 14, 2012	752,801
Iron Mountain, Inc.
2,642,477	Term Loan, 6.56%, Maturing April 2, 2011	2,668,352
6,975,000	Term Loan, 6.66%, Maturing April 2, 2011	7,037,482
Language Line, Inc.
2,773,329	Term Loan, 9.35%, Maturing June 11, 2011	2,788,064
Mitchell International, Inc.
808,067	Term Loan, 6.98%, Maturing August 15, 2011	817,663
Protection One, Inc.
1,086,866	Term Loan, 7.36%, Maturing April 18, 2011	1,096,037
RGIS Holdings, LLC
1,396,500	Term Loan, 7.48%, Maturing February 15, 2013	1,401,737
Serena Software, Inc.
800,000	Term Loan, 7.41%, Maturing March 10, 2013	811,083
SGS International, Inc.
922,688	Term Loan, 7.29%, Maturing December 30, 2011	934,221

Principal Amount	Borrower/Tranche Description	Value
Business Equipment and Services (continued)
SS&C Technologies, Inc.
$195,363	Term Loan, 7.48%, Maturing November 23, 2012	$198,131
2,298,387	Term Loan, 7.48%, Maturing November 23, 2012	2,330,948
Sungard Data Systems, Inc.
15,021,488	Term Loan, 7.22%, Maturing February 11, 2013	15,213,282
Transaction Network Services, Inc.
948,834	Term Loan, 6.64%, Maturing May 4, 2012	953,578
US Investigations Services, Inc.
3,259,484	Term Loan, 7.43%, Maturing October 14, 2012	3,310,413
692,350	Term Loan, 7.43%, Maturing October 14, 2013	702,735
Western Inventory Services
625,000	Term Loan, 11.75%, Maturing October 14, 2011	629,688
Williams Scotsman, Inc.
2,250,000	Term Loan, 7.13%, Maturing June 28, 2010	2,271,094
		$57,006,034
Cable and Satellite Television — 2.2%
Adelphia Communications Corp.
$3,664,191	DIP Loan, 6.94%, Maturing August 7, 2006	$3,682,512
Atlantic Broadband Finance, LLC
1,935,000	Term Loan, 7.62%, Maturing September 1, 2011	1,967,653
Bragg Communications, Inc.
2,154,693	Term Loan, 6.81%, Maturing August 31, 2011	2,185,667
Bresnan Broadband Holdings, LL
1,550,000	Term Loan, 9.42%, Maturing March 29, 2014	1,592,625
Canadian Cable Acquisition Co., Inc.
492,500	Term Loan, 7.96%, Maturing July 30, 2011	498,964
Cebridge Connections, Inc.
2,562,924	Term Loan, 10.95%, Maturing February 23, 2010	2,665,441
CSC Holdings, Inc.
3,925,000	Term Loan, 6.66%, Maturing March 29, 2013	3,946,666
Insight Midwest Holdings, LLC
9,256,478	Term Loan, 7.00%, Maturing December 31, 2009	9,374,813
Liberty Cablevision of Puerto Rico, Ltd.
475,000	Term Loan, 7.09%, Maturing March 1, 2013	479,453
MCC Iowa, LLC
3,395,000	Term Loan, 6.01%, Maturing March 31, 2010	3,394,392
2,451,512	Term Loan, 6.79%, Maturing February 3, 2014	2,468,175
Mediacom Illinois, LLC
4,838,750	Term Loan, 7.07%, Maturing March 31, 2013	4,872,771
UGS Corp.
4,470,827	Term Loan, 7.00%, Maturing March 31, 2012	4,530,437

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Cable and Satellite Television (continued)
UPC Broadband Holdings B.V.
$2,560,000	Term Loan, 7.33%, Maturing September 30, 2012	$2,576,532
		$44,236,101
Chemicals and Plastics — 2.7%
Brenntag Holding GmbH and Co. KG
$490,909	Term Loan, 7.44%, Maturing January 18, 2014	$498,886
2,009,091	Term Loan, 7.44%, Maturing January 18, 2014	2,042,241
1,300,000	Term Loan, 11.43%, Maturing December 23, 2015	1,339,000
Celanese Holdings, LLC
4,790,015	Term Loan, 6.98%, Maturing April 6, 2011	4,867,254
Gentek, Inc.
601,124	Term Loan, 7.06%, Maturing February 25, 2011	605,539
875,000	Term Loan, 9.32%, Maturing February 25, 2012	882,793
Hercules, Inc.
1,818,124	Term Loan, 6.53%, Maturing October 8, 2010	1,837,158
Huntsman, LLC
6,496,105	Term Loan, 6.68%, Maturing August 16, 2012	6,540,765
Innophos, Inc.
473,500	Term Loan, 7.23%, Maturing August 13, 2010	480,405
Invista B.V.
3,260,955	Term Loan, 6.75%, Maturing April 29, 2011	3,294,925
1,657,648	Term Loan, 6.75%, Maturing April 29, 2011	1,674,916
ISP Chemo, Inc.
4,200,000	Term Loan, 6.50%, Maturing February 16, 2013	4,238,720
Kraton Polymer, LLC
2,656,315	Term Loan, 7.49%, Maturing December 23, 2010	2,662,956
Mosaic Co.
1,544,400	Term Loan, 6.19%, Maturing February 21, 2012	1,560,037
Nalco Co.
6,993,009	Term Loan, 6.57%, Maturing November 4, 2010	7,081,394
PQ Corp.
1,909,106	Term Loan, 7.00%, Maturing February 11, 2012	1,938,140
Propex Fabrics, Inc.
1,911,538	Term Loan, 7.00%, Maturing July 31, 2012	1,925,875
Rockwood Specialties Group, Inc.
3,776,850	Term Loan, 7.13%, Maturing December 10, 2012	3,829,371
Solo Cup Co.
4,394,296	Term Loan, 7.53%, Maturing February 27, 2011	4,445,107
725,000	Term Loan, 11.25%, Maturing March 31, 2012	741,766
Solutia, Inc.
1,000,000	DIP Loan, 8.33%, Maturing March 31, 2007	1,009,375

Principal Amount	Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
Wellman, Inc.
$1,250,000	Term Loan, 8.68%, Maturing February 10, 2009	$1,268,750
		$54,765,373
Clothing / Textiles — 0.1%
St. John Knits International, Inc.
$1,625,442	Term Loan, 7.25%, Maturing March 23, 2012	$1,645,760
The William Carter Co.
932,292	Term Loan, 6.70%, Maturing July 14, 2012	942,004
		$2,587,764
Conglomerates — 1.4%
Blount, Inc.
$517,134	Term Loan, 6.66%, Maturing August 9, 2010	$522,305
Bushnell Performance Optics
995,116	Term Loan, 8.00%, Maturing August 19, 2011	1,005,689
Euramax International, Inc.
731,363	Term Loan, 7.69%, Maturing June 28, 2012	741,876
501,316	Term Loan, 12.00%, Maturing June 28, 2013	501,316
248,684	Term Loan, 12.00%, Maturing June 28, 2013	248,684
Goodman Global Holdings, Inc.
1,197,643	Term Loan, 6.63%, Maturing December 23, 2011	1,208,871
Jarden Corp.
1,228,958	Term Loan, 6.74%, Maturing January 24, 2012	1,237,868
4,022,258	Term Loan, 6.99%, Maturing January 24, 2012	4,066,430
Johnson Diversey, Inc.
7,511,082	Term Loan, 7.21%, Maturing December 16, 2011	7,630,004
Polymer Group, Inc.
4,339,125	Term Loan, 7.21%, Maturing November 22, 2012	4,411,445
PP Acquisition Corp.
4,318,041	Term Loan, 7.98%, Maturing November 12, 2011	4,372,017
Rexnord Corp.
3,139,730	Term Loan, 7.11%, Maturing December 31, 2011	3,178,324
		$29,124,829
Containers and Glass Products — 2.1%
Berry Plastics Corp.
$4,233,716	Term Loan, 6.84%, Maturing December 2, 2011	$4,277,819
BWAY Corp.
2,038,700	Term Loan, 6.81%, Maturing June 30, 2011	2,068,006
Consolidated Container Holding, LLC
1,228,125	Term Loan, 8.37%, Maturing December 15, 2008	1,235,033

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Containers and Glass Products (continued)
Crown Americas, Inc.
$700,000	Term Loan, 6.44%, Maturing November 15, 2012	$704,157
Dr. Pepper/Seven Up Bottling Group, Inc.
3,366,541	Term Loan, 6.93%, Maturing December 19, 2010	3,395,157
Graham Packaging Holdings Co.
4,443,751	Term Loan, 7.11%, Maturing October 7, 2011	4,499,760
475,000	Term Loan, 7.38%, Maturing October 7, 2011	480,987
2,142,857	Term Loan, 9.25%, Maturing April 7, 2012	2,197,768
Graphic Packaging International, Inc.
10,792,061	Term Loan, 7.44%, Maturing August 8, 2010	10,969,363
IPG (US), Inc.
1,255,875	Term Loan, 7.16%, Maturing July 28, 2011	1,274,190
Owens-Illinois, Inc.
4,189,555	Term Loan, 6.61%, Maturing April 1, 2007	4,200,029
Smurfit-Stone Container Corp.
652,032	Term Loan, 4.73%, Maturing November 1, 2010	661,528
1,632,102	Term Loan, 7.13%, Maturing November 1, 2011	1,655,564
4,667,194	Term Loan, 7.19%, Maturing November 1, 2011	4,734,285
		$42,353,646
Cosmetics / Toiletries — 0.3%
American Safety Razor Co.
$928,056	Term Loan, 7.56%, Maturing February 28, 2012	$937,336
Prestige Brands, Inc.
3,235,683	Term Loan, 7.23%, Maturing April 6, 2011	3,279,501
Revlon Consumer Products Corp.
1,461,250	Term Loan, 10.85%, Maturing July 9, 2010	1,501,434
		$5,718,271
Drugs — 0.3%
Warner Chilcott Corp.
$11,041	Term Loan, 7.19%, Maturing June 30, 2006	$11,136
55,205	Term Loan, 7.40%, Maturing January 12, 2012	55,679
3,467,537	Term Loan, 7.39%, Maturing January 18, 2012	3,496,019
645,489	Term Loan, 7.61%, Maturing January 18, 2012	650,791
1,397,248	Term Loan, 7.61%, Maturing January 18, 2012	1,408,725
		$5,622,350
Ecological Services and Equipment — 0.8%
Alderwoods Group, Inc.
$548,119	Term Loan, 6.85%, Maturing September 29, 2009	$553,087

Principal Amount	Borrower/Tranche Description	Value
Ecological Services and Equipment (continued)
Allied Waste Industries, Inc.
$1,598,250	Term Loan, 4.88%, Maturing January 15, 2012	$1,605,605
4,116,311	Term Loan, 6.76%, Maturing January 15, 2012	4,136,893
Envirocare of Utah, LLC
3,909,989	Term Loan, 7.85%, Maturing April 15, 2010	3,959,678
Environmental Systems, Inc.
1,118,320	Term Loan, 8.48%, Maturing December 12, 2008	1,125,309
1,000,000	Term Loan, 14.95%, Maturing December 12, 2010	1,025,000
IESI Corp.
3,464,706	Term Loan, 6.76%, Maturing January 20, 2012	3,509,099
Sensus Metering Systems, Inc.
106,709	Term Loan, 7.35%, Maturing December 17, 2010	107,910
803,355	Term Loan, 7.43%, Maturing December 17, 2010	812,392
		$16,834,973
Electronics / Electrical — 2.0%
AMI Semiconductor, Inc.
$2,408,259	Term Loan, 6.50%, Maturing April 1, 2012	$2,425,317
Aspect Software, Inc.
3,725,000	Term Loan, 7.44%, Maturing September 22, 2010	3,778,547
Communications & Power, Inc.
3,102,778	Term Loan, 8.08%, Maturing July 23, 2010	3,133,806
Enersys Capital, Inc.
1,547,437	Term Loan, 6.82%, Maturing March 17, 2011	1,566,780
Fairchild Semiconductor Corp.
8,915,891	Term Loan, 6.63%, Maturing December 31, 2010	8,982,760
Infor Global Solutions
290,909	Term Loan, 7.80%, Maturing April 18, 2011	291,394
1,309,091	Term Loan, 7.80%, Maturing April 18, 2011	1,311,273
600,000	Term Loan, 7.80%, Maturing April 18, 2011	601,000
65,435	Term Loan, 12.05%, Maturing April 18, 2011	66,048
304,348	Term Loan, 12.05%, Maturing April 18, 2011	306,250
505,217	Term Loan, 12.05%, Maturing April 18, 2011	508,375
Invensys International Holdings Limited
1,140,328	Term Loan, 8.50%, Maturing September 4, 2009	1,154,582
Network Solutions, LLC
1,172,063	Term Loan, 9.96%, Maturing January 9, 2012	1,177,923
Open Solutions, Inc.
989,655	Term Loan, 7.33%, Maturing September 3, 2011	1,002,026
1,350,000	Term Loan, 11.33%, Maturing March 3, 2012	1,385,438
Rayovac Corp.
3,878,280	Term Loan, 7.41%, Maturing February 7, 2012	3,907,367

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Electronics / Electrical (continued)
Security Co., Inc.
$982,516	Term Loan, 8.25%, Maturing June 30, 2010	$991,113
1,500,000	Term Loan, 12.63%, Maturing June 30, 2011	1,520,625
SSA Global Technologies, Inc.
496,250	Term Loan, 6.97%, Maturing September 22, 2011	501,213
Telcordia Technologies, Inc.
3,553,876	Term Loan, 7.31%, Maturing September 15, 2012	3,557,579
Vertafore, Inc.
975,000	Term Loan, 10.87%, Maturing January 31, 2013	989,016
Viasystems, Inc.
1,735,587	Term Loan, 11.00%, Maturing September 30, 2009	1,751,858
		$40,910,290
Equipment Leasing — 0.5%
Ashtead Group, PLC
$990,000	Term Loan, 6.50%, Maturing November 12, 2009	$1,001,447
The Hertz Corp.
807,378	Term Loan, 0.0%, Maturing December 21, 2012(2)	815,864
688,889	Term Loan, 4.93%, Maturing December 21, 2012	696,738
4,691,974	Term Loan, 7.10%, Maturing December 21, 2012	4,745,434
United Rentals, Inc.
565,000	Term Loan, 6.83%, Maturing February 14, 2011	571,945
2,768,500	Term Loan, 7.00%, Maturing February 14, 2011	2,802,531
		$10,633,959
Farming / Agriculture — 0.1%
Central Garden & Pet Co.
$2,550,000	Term Loan, 6.52%, Maturing February 28, 2014	$2,567,001
		$2,567,001
Financial Intermediaries — 1.4%
AIMCO Properties, L.P.
$7,050,000	Term Loan, 6.36%, Maturing November 2, 2009	$7,094,063
Ameritrade Holding Corp.
5,125,000	Term Loan, 6.49%, Maturing December 31, 2012	5,151,266
Coinstar, Inc.
598,945	Term Loan, 7.03%, Maturing July 7, 2011	607,930
Extensity S.A.R.L.- GEAC U.S.
2,100,000	Term Loan, 7.56%, Maturing March 14, 2011	2,109,188
Fidelity National Information Solutions, Inc.
8,219,167	Term Loan, 6.60%, Maturing March 9, 2013	8,281,493
LPL Holdings, Inc.
4,688,250	Term Loan, 8.20%, Maturing June 30, 2013	4,739,530

Principal Amount	Borrower/Tranche Description	Value
Financial Intermediaries (continued)
The Macerich Partnership, L.P.
$1,465,000	Term Loan, 6.38%, Maturing April 25, 2010	$1,474,156
		$29,457,626
Food Products — 1.3%
Acosta, Inc.
$3,615,938	Term Loan, 7.13%, Maturing December 6, 2012	$3,660,009
American Seafoods Group, LLC
1,462,500	Term Loan, 6.73%, Maturing September 30, 2011	1,481,695
BF Bolthouse HoldCo, LLC
2,992,500	Term Loan, 7.37%, Maturing December 16, 2012	3,044,246
1,475,000	Term Loan, 10.37%, Maturing December 16, 2013	1,516,791
Chiquita Brands, LLC
3,305,037	Term Loan, 7.00%, Maturing June 28, 2012	3,340,841
Del Monte Corp.
955,350	Term Loan, 6.50%, Maturing February 8, 2012	960,246
Doane Pet Care Co.
2,292,739	Term Loan, 7.17%, Maturing October 21, 2012	2,324,265
Herbalife International, Inc.
257,269	Term Loan, 6.75%, Maturing December 21, 2010	259,681
Michael Foods, Inc.
1,771,673	Term Loan, 6.70%, Maturing November 21, 2010	1,794,557
Pinnacle Foods Holdings Corp.
5,421,800	Term Loan, 8.24%, Maturing November 25, 2010	5,513,971
Reddy Ice Group, Inc.
3,130,000	Term Loan, 6.79%, Maturing August 9, 2012	3,161,300
		$27,057,602
Food Service — 1.2%
AFC Enterprises, Inc.
$918,686	Term Loan, 7.25%, Maturing May 11, 2011	$926,725
Buffets, Inc.
418,182	Term Loan, 4.98%, Maturing June 28, 2009	421,318
1,911,181	Term Loan, 8.20%, Maturing June 28, 2009	1,925,514
Burger King Corp.
2,283,906	Term Loan, 6.50%, Maturing June 30, 2012	2,295,123
Carrols Corp.
561,790	Term Loan, 7.38%, Maturing December 31, 2010	570,655
CKE Restaurants, Inc.
1,241,925	Term Loan, 6.94%, Maturing May 1, 2010	1,255,896
Denny's, Inc.
528,318	Term Loan, 8.18%, Maturing September 30, 2009	538,115

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Food Service (continued)
Domino's, Inc.
$9,538,339	Term Loan, 6.49%, Maturing June 25, 2010	$9,631,738
Dunkin' Brands, Inc.
3,750,000	Term Loan, 7.33%, Maturing March 1, 2013	3,758,438
Jack in the Box, Inc.
1,466,250	Term Loan, 6.52%, Maturing January 8, 2011	1,482,440
Maine Beverage Co., LLC
895,312	Term Loan, 6.73%, Maturing June 30, 2010	893,074
Sagittarius Restaurants, LLC
500,000	Term Loan, 7.07%, Maturing March 29, 2013	506,875
Weight Watchers International, Inc.
935,750	Term Loan, 6.58%, Maturing March 31, 2010	937,114
		$25,143,025
Food / Drug Retailers — 0.9%
Cumberland Farms, Inc.
$3,879,788	Term Loan, 7.11%, Maturing September 8, 2008	$3,899,187
1,400,345	Term Loan, 7.25%, Maturing September 8, 2008	1,403,846
General Nutrition Centers, Inc.
2,255,884	Term Loan, 7.90%, Maturing December 7, 2009	2,291,838
Giant Eagle, Inc.
2,069,813	Term Loan, 6.42%, Maturing November 7, 2012	2,083,072
Roundy's Supermarkets, Inc.
3,790,500	Term Loan, 7.79%, Maturing November 3, 2011	3,844,988
The Jean Coutu Group (PJC), Inc.
2,898,027	Term Loan, 7.62%, Maturing July 30, 2011	2,927,813
The Pantry, Inc.
972,563	Term Loan, 6.75%, Maturing January 2, 2012	983,200
		$17,433,944
Forest Products — 1.6%
Appleton Papers, Inc.
$2,237,785	Term Loan, 7.00%, Maturing June 11, 2010	$2,271,352
Boise Cascade Holdings, LLC
6,718,140	Term Loan, 6.75%, Maturing October 29, 2011	6,811,656
Buckeye Technologies, Inc.
709,672	Term Loan, 6.88%, Maturing March 15, 2008	711,890
Georgia-Pacific Corp.
10,748,063	Term Loan, 6.88%, Maturing December 20, 2012	10,820,279
3,250,000	Term Loan, 7.94%, Maturing December 23, 2013	3,324,376
NewPage Corp.
2,653,818	Term Loan, 7.96%, Maturing May 2, 2011	2,663,770
RLC Industries Co.
2,028,272	Term Loan, 6.48%, Maturing February 24, 2010	2,039,681

Principal Amount	Borrower/Tranche Description	Value
Forest Products (continued)
Xerium Technologies, Inc.
$4,247,956	Term Loan, 7.23%, Maturing November 19, 2011	$4,253,266
		$32,896,270
Healthcare — 4.3%
Accellent, Inc.
$1,446,375	Term Loan, 6.80%, Maturing November 22, 2012	$1,457,223
Alliance Imaging, Inc.
2,274,402	Term Loan, 7.56%, Maturing December 29, 2011	2,286,840
Ameripath, Inc.
1,750,000	Term Loan, 6.83%, Maturing October 31, 2012	1,770,235
AMN Healthcare, Inc.
600,000	Term Loan, 6.73%, Maturing November 2, 2011	607,313
AMR HoldCo, Inc.
1,315,966	Term Loan, 6.84%, Maturing February 10, 2012	1,333,650
Angiotech Pharmaceuticals, Inc.
1,725,000	Term Loan, 6.45%, Maturing March 23, 2013	1,731,738
Caremore Holdings, Inc.
1,125,000	Term Loan, 8.23%, Maturing February 28, 2013	1,133,790
Community Health Systems, Inc.
11,675,221	Term Loan, 6.56%, Maturing August 19, 2011	11,800,484
Concentra Operating Corp.
4,886,490	Term Loan, 6.69%, Maturing September 30, 2011	4,944,517
Conmed Corp.
1,425,000	Term Loan, 6.68%, Maturing April 13, 2013	1,441,477
CRC Health Corp.
600,000	Term Loan, 7.23%, Maturing February 6, 2013	607,500
Davita, Inc.
10,166,971	Term Loan, 6.95%, Maturing October 5, 2012	10,289,818
DJ Orthopedics, LLC
475,000	Term Loan, 6.56%, Maturing April 7, 2013	475,000
Encore Medical IHC, Inc.
1,471,331	Term Loan, 7.65%, Maturing October 4, 2010	1,487,884
FHC Health Systems, Inc.
1,857,143	Term Loan, 10.82%, Maturing December 18, 2009	1,894,286
1,300,000	Term Loan, 12.82%, Maturing December 18, 2009	1,326,000
Fresenius Medical Care Holdings
4,925,000	Term Loan, 6.38%, Maturing March 31, 2013	4,935,259
Gentiva Health Services, Inc.
994,595	Term Loan, 7.27%, Maturing February 28, 2014	1,006,820
Hanger Orthopedic Group, Inc.
489,949	Term Loan, 8.73%, Maturing September 30, 2009	496,839
Healthcare Partners, LLC
427,500	Term Loan, 6.89%, Maturing March 2, 2011	432,042

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Healthcare (continued)
HealthSouth Corp.
$2,800,000	Term Loan, 8.15%, Maturing March 10, 2013	$2,834,250
Kinetic Concepts, Inc.
3,048,628	Term Loan, 6.73%, Maturing August 11, 2010	3,087,370
Leiner Health Products, Inc.
1,105,313	Term Loan, 8.61%, Maturing May 27, 2011	1,121,201
Lifecare Holdings, Inc.
970,125	Term Loan, 7.07%, Maturing August 11, 2012	923,033
Lifepoint Hospitals, Inc.
5,647,698	Term Loan, 6.19%, Maturing April 15, 2012	5,684,566
Magellan Health Services, Inc.
277,778	Term Loan, 4.71%, Maturing August 15, 2008	281,250
312,500	Term Loan, 7.16%, Maturing August 15, 2008	316,406
Matria Healthcare, Inc.
128,205	Term Loan, 7.02%, Maturing January 19, 2007	128,526
600,000	Term Loan, 11.52%, Maturing January 19, 2007	610,875
1,517,990	Term Loan, 7.15%, Maturing January 19, 2012	1,530,324
Medcath Holdings Corp.
201,250	Term Loan, 7.50%, Maturing July 2, 2011	201,376
Multiplan Merger Corp.
675,000	Term Loan, 6.86%, Maturing April 12, 2013	683,438
National Mentor, Inc.
800,801	Term Loan, 7.35%, Maturing September 30, 2011	804,805
National Rental Institutes, Inc.
1,150,000	Term Loan, 9.00%, Maturing March 31, 2013	1,163,297
PER-SE Technologies, Inc.
1,239,080	Term Loan, 7.23%, Maturing January 6, 2013	1,256,118
Quintiles Transnational Corp.
2,225,000	Term Loan, 8.82%, Maturing March 31, 2014	2,267,066
Renal Advantage, Inc.
398,000	Term Loan, 7.42%, Maturing October 5, 2012	402,851
Select Medical Holding Corp.
2,054,250	Term Loan, 6.52%, Maturing February 24, 2012	2,039,414
Sunrise Medical Holdings, Inc.
2,999,773	Term Loan, 8.06%, Maturing May 13, 2010	3,007,272
Talecris Biotherapeutics, Inc.
1,183,050	Term Loan, 8.02%, Maturing March 31, 2010	1,188,965
Vanguard Health Holding Co., LLC
2,254,124	Term Loan, 6.95%, Maturing September 23, 2011	2,285,470
Ventiv Health, Inc.
995,000	Term Loan, 6.48%, Maturing October 5, 2011	999,975
VWR International, Inc.
2,619,988	Term Loan, 7.34%, Maturing April 7, 2011	2,660,107
		$86,936,670

Principal Amount	Borrower/Tranche Description	Value
Home Furnishings — 1.0%
Interline Brands, Inc.
$3,381,114	Term Loan, 7.23%, Maturing December 31, 2010	$3,423,378
Knoll, Inc.
1,688,750	Term Loan, 6.73%, Maturing October 3, 2012	1,714,081
National Bedding Co., LLC
1,050,000	Term Loan, 9.91%, Maturing August 31, 2012	1,070,344
Oreck Corp.
1,834,916	Term Loan, 7.73%, Maturing February 2, 2012	1,861,293
Sealy Mattress Co.
6,671,671	Term Loan, 6.62%, Maturing April 6, 2012	6,758,196
Simmons Co.
4,394,203	Term Loan, 7.35%, Maturing December 19, 2011	4,469,730
		$19,297,022
Industrial Equipment — 0.8%
Aearo Technologies, Inc.
$500,000	Term Loan, 11.45%, Maturing September 24, 2013	$511,094
Alliance Laundry Holdings, LLC
517,725	Term Loan, 7.09%, Maturing January 27, 2012	524,520
Amsted Industries, Inc.
2,275,000	Term Loan, 7.00%, Maturing October 15, 2010	2,307,703
Colfax Corp.
2,278,814	Term Loan, 7.00%, Maturing December 19, 2011	2,311,572
Douglas Dynamics Holdings, Inc.
1,992,462	Term Loan, 6.73%, Maturing December 16, 2010	2,017,368
Flowserve Corp.
2,365,183	Term Loan, 6.66%, Maturing August 10, 2012	2,399,552
Gleason Corp.
421,453	Term Loan, 7.47%, Maturing July 27, 2011	426,721
1,243,750	Term Loan, 10.50%, Maturing January 31, 2012	1,265,516
John Maneely Co.
675,000	Term Loan, 8.09%, Maturing March 25, 2013	686,391
Mainline, L.P.
751,111	Term Loan, 7.31%, Maturing December 16, 2011	756,744
Maxim Crane Works, L.P.
1,437,355	Term Loan, 6.94%, Maturing January 28, 2012	1,458,017
MTD Products, Inc.
982,500	Term Loan, 6.50%, Maturing June 1, 2010	991,097
Nacco Materials Handling Group, Inc.
1,000,000	Term Loan, 0%, Maturing March 22, 2013(2)	1,010,000
		$16,666,295

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Insurance — 0.7%
ARG Holding, Inc.
$1,246,875	Term Loan, 7.88%, Maturing November 30, 2011	$1,262,072
2,625,000	Term Loan, 12.13%, Maturing November 30, 2012	2,667,656
CCC Information Services Group
1,350,000	Term Loan, 7.58%, Maturing February 10, 2013	1,369,406
Conseco, Inc.
3,116,056	Term Loan, 6.65%, Maturing June 22, 2010	3,144,621
U.S.I. Holdings Corp.
5,547,887	Term Loan, 7.38%, Maturing March 24, 2011	5,610,301
		$14,054,056
Leisure Goods / Activities / Movies — 3.0%
24 Hour Fitness Worldwide, Inc.
$2,020,000	Term Loan, 7.85%, Maturing June 8, 2012	$2,048,617
Alliance Atlantis Communications, Inc.
710,820	Term Loan, 6.48%, Maturing December 20, 2011	716,892
AMC Entertainment, Inc.
2,269,313	Term Loan, 7.11%, Maturing January 26, 2013	2,294,842
AMF Bowling Worldwide, Inc.
1,585,049	Term Loan, 7.85%, Maturing August 27, 2009	1,600,404
Carmike Cinemas, Inc.
2,992,462	Term Loan, 7.43%, Maturing May 19, 2012	3,025,194
Cinemark, Inc.
1,960,000	Term Loan, 6.28%, Maturing March 31, 2011	1,986,215
Dave & Buster's, Inc.
1,000,000	Term Loan, 0.00%, Maturing March 8, 2013(2)	1,005,625
1,000,000	Term Loan, 7.38%, Maturing March 8, 2013	1,005,625
Deluxe Entertainment Services
1,100,000	Term Loan, 4.88%, Maturing January 28, 2011	1,083,500
Easton-Bell Sports, Inc.
750,000	Term Loan, 6.80%, Maturing March 16, 2013	759,062
Fender Musical Instruments Co.
1,330,000	Term Loan, 9.62%, Maturing March 30, 2012	1,356,600
HEI Acquisition, LLC
725,000	Term Loan, 7.55%, Maturing December 31, 2011	734,969
Metro-Goldwyn-Mayer Holdings, Inc.
10,875,000	Term Loan, 7.23%, Maturing April 8, 2012	11,007,545
Regal Cinemas Corp.
10,740,657	Term Loan, 6.48%, Maturing November 10, 2010	10,823,231
Six Flags Theme Parks, Inc.
8,192,182	Term Loan, 7.15%, Maturing June 30, 2009	8,260,939
Southwest Sports Group, LLC
1,450,000	Term Loan, 7.44%, Maturing December 22, 2010	1,468,125

Principal Amount	Borrower/Tranche Description	Value
Leisure Goods / Activities / Movies (continued)
Universal City Development Partners, Ltd.
$3,084,606	Term Loan, 6.94%, Maturing June 9, 2011	$3,123,805
WMG Acquisition Corp.
900,000	Revolving Loan, 0.00%, Maturing February 28, 2010(2)	879,075
7,094,231	Term Loan, 6.81%, Maturing February 28, 2011	7,175,148
Yankees Holdings & YankeeNets, LLC
455,714	Term Loan, 7.32%, Maturing April 30, 2007	457,993
		$60,813,406
Lodging and Casinos — 2.0%
Ameristar Casinos, Inc.
$1,197,000	Term Loan, 6.50%, Maturing November 10, 2012	$1,208,222
Bally Technologies, Inc.
5,844,299	Term Loan, 8.18% Maturing September 4, 2009	5,906,394
Boyd Gaming Corp.
2,902,839	Term Loan, 6.54%, Maturing June 30, 2011	2,935,797
CCM Merger, Inc.
2,618,974	Term Loan, 6.92%, Maturing July 13, 2012	2,640,253
Columbia Entertainment
1,705,714	Term Loan, 7.48%, Maturing October 24, 2011	1,720,639
Globalcash Access, LLC
755,829	Term Loan, 6.75%, Maturing March 10, 2010	765,514
Isle of Capri Casinos, Inc.
4,483,449	Term Loan, 6.76%, Maturing February 4, 2011	4,545,657
Penn National Gaming, Inc.
7,885,375	Term Loan, 6.66%, Maturing October 3, 2012	7,997,497
Pinnacle Entertainment, Inc.
925,000	Term Loan, 0.00%, Maturing December 14, 2011(2)	926,734
2,800,000	Term Loan, 6.93%, Maturing December 14, 2011	2,825,376
Resorts International Holdings, LLC
1,749,216	Term Loan, 8.98%, Maturing April 26, 2012	1,771,299
814,530	Term Loan, 15.98%, Maturing April 26, 2013	827,512
Venetian Casino Resort, LLC
4,104,268	Term Loan, 6.73%, Maturing June 15, 2011	4,152,686
846,241	Term Loan, 6.73%, Maturing June 15, 2011	856,224
Wynn Las Vegas, LLC
1,410,000	Term Loan, 7.09%, Maturing December 14, 2011	1,426,597
		$40,506,401
Nonferrous Metals / Minerals — 1.2%
Alpha Natural Resources, LLC
$2,942,625	Term Loan, 6.32%, Maturing October 26, 2012	$2,966,534

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Nonferrous Metals / Minerals (continued)
Carmeuse Lime, Inc.
$706,538	Term Loan, 6.94%, Maturing May 2, 2011	$710,070
CII Carbon, LLC
498,744	Term Loan, 7.00%, Maturing August 23, 2012	504,666
Compass Minerals Group, Inc.
1,938,000	Term Loan, 6.48%, Maturing December 22, 2012	1,952,535
Foundation Coal Corp.
1,425,532	Term Loan, 6.62%, Maturing July 30, 2011	1,449,231
ICG, LLC
139,204	Term Loan, 7.71%, Maturing November 5, 2010	139,160
International Mill Service, Inc.
2,000,000	Term Loan, 10.98%, Maturing October 26, 2011	2,015,000
Magnequench International, Inc.
2,212,750	Term Loan, 8.50%, Maturing August 31, 2009	2,218,282
Magnum Coal Co.
2,454,545	Term Loan, 8.45%, Maturing March 15, 2013	2,485,227
245,455	Term Loan, 8.50%, Maturing March 15, 2013	248,523
Murray Energy Corp.
970,200	Term Loan, 8.00%, Maturing January 28, 2010	984,753
Novelis, Inc.
1,568,756	Term Loan, 6.44%, Maturing January 6, 2012	1,587,385
2,726,586	Term Loan, 6.44%, Maturing January 6, 2012	2,758,964
Stillwater Mining Co.
4,892,328	Term Loan, 7.25%, Maturing June 30, 2007	4,959,598
		$24,979,928
Oil and Gas — 1.8%
Citgo Petroleum Corp.
$2,144,625	Term Loan, 6.21%, Maturing November 15, 2012	$2,152,935
Coffeyville Resources, LLC
400,601	Term Loan, 4.46%, Maturing June 24, 2011	406,735
596,406	Term Loan, 7.50%, Maturing June 24, 2012	605,539
850,000	Term Loan, 11.75%, Maturing June 24, 2013	877,094
Dresser Rand Group, Inc.
1,490,084	Term Loan, 6.92%, Maturing October 29, 2011	1,515,695
Dresser, Inc.
536,596	Term Loan, 7.50%, Maturing March 31, 2007	545,763
El Paso Corp.
5,769,875	Term Loan, 4.73%, Maturing November 23, 2009	5,837,192
3,314,018	Term Loan, 7.75%, Maturing November 23, 2009	3,355,443
Epco Holdings, Inc.
632,620	Term Loan, 7.10%, Maturing August 18, 2008	638,650
3,796,650	Term Loan, 7.09%, Maturing August 18, 2010	3,849,742

Principal Amount	Borrower/Tranche Description	Value
Oil and Gas (continued)
Key Energy Services, Inc.
$1,000,000	Term Loan, 5.00%, Maturing June 30, 2012	$1,013,542
1,376,550	Term Loan, 8.01%, Maturing June 30, 2012	1,396,052
LB Pacific, L.P.
1,581,537	Term Loan, 7.72%, Maturing March 3, 2012	1,605,261
Lyondell-Citgo Refining, L.P.
2,940,137	Term Loan, 6.98%, Maturing May 21, 2007	2,962,188
Targa Resources, Inc.
1,885,000	Term Loan, 6.83%, Maturing October 31, 2007	1,890,499
1,602,972	Term Loan, 7.23%, Maturing October 31, 2012	1,623,844
3,322,353	Term Loan, 7.26%, Maturing October 31, 2012	3,365,614
Universal Compression, Inc.
2,143,359	Term Loan, 6.48%, Maturing February 15, 2012	2,166,132
		$35,807,920
Publishing — 1.8%
American Media Operations, Inc.
$3,825,000	Term Loan, 8.12%, Maturing January 31, 2013	$3,874,247
Caribe Information Investments
1,025,000	Term Loan, 7.40%, Maturing March 31, 2013	1,036,531
CBD Media, LLC
1,441,771	Term Loan, 7.41%, Maturing December 31, 2009	1,465,200
Dex Media East, LLC
4,209,471	Term Loan, 6.34%, Maturing May 8, 2009	4,232,362
Dex Media West, LLC
7,184,658	Term Loan, 6.40%, Maturing March 9, 2010	7,228,067
Hanley-Wood, LLC
170,252	Term Loan, 0%, Maturing August 1, 2012(2)	170,997
1,429,748	Term Loan, 7.04%, Maturing August 1, 2012	1,436,003
Herald Media, Inc.
304,400	Term Loan, 7.67%, Maturing July 22, 2011	305,732
625,000	Term Loan, 10.67%, Maturing January 22, 2012	632,813
Liberty Group Operating, Inc.
1,441,992	Term Loan, 7.25%, Maturing February 28, 2012	1,455,782
Merrill Communications, LLC
1,481,602	Term Loan, 7.25%, Maturing May 5, 2011	1,497,575
Nebraska Book Co., Inc.
940,800	Term Loan, 7.61%, Maturing March 4, 2011	948,444
R.H. Donnelley Corp.
683,677	Term Loan, 6.29%, Maturing December 31, 2009	686,746
4,906,439	Term Loan, 6.44%, Maturing June 30, 2011	4,932,625
Source Media, Inc.
2,707,993	Term Loan, 7.21%, Maturing November 8, 2011	2,743,535

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Publishing (continued)
SP Newsprint Co.
$1,305,204	Term Loan, 5.00%, Maturing January 9, 2010	$1,324,782
486,639	Term Loan, 7.38%, Maturing January 9, 2010	493,938
Sun Media Corp.
2,540,832	Term Loan, 6.42%, Maturing February 7, 2009	2,566,769
		$37,032,148
Radio and Television — 2.6%
Adams Outdoor Advertising, L.P.
$2,343,236	Term Loan, 7.09%, Maturing October 18, 2012	$2,376,920
ALM Media Holdings, Inc.
1,149,447	Term Loan, 7.49%, Maturing March 5, 2010	1,156,631
Block Communications, Inc.
2,094,750	Term Loan, 6.98%, Maturing December 22, 2011	2,120,934
DirecTV Holdings, LLC
4,210,000	Term Loan, 6.42%, Maturing April 13, 2013	4,250,454
Emmis Operating Co.
2,404,878	Term Loan, 6.72%, Maturing November 10, 2011	2,423,477
Entravision Communications Corp.
1,840,750	Term Loan, 6.49%, Maturing September 29, 2013	1,855,898
Gray Television, Inc.
1,670,813	Term Loan, 6.49%, Maturing November 22, 2015	1,682,299
HIT Entertainment, Inc.
1,990,000	Term Loan, 7.17%, Maturing March 20, 2012	2,006,915
NEP Supershooters, L.P.
1,916,927	Term Loan, 12.98%, Maturing August 3, 2011	1,907,342
Nexstar Broadcasting, Inc.
2,156,427	Term Loan, 6.73%, Maturing October 1, 2012	2,167,209
2,144,938	Term Loan, 6.73%, Maturing October 1, 2012	2,155,663
NextMedia Operating, Inc.
137,769	Term Loan, 6.84%, Maturing November 15, 2012	139,298
309,981	Term Loan, 6.90%, Maturing November 15, 2012	313,420
PanAmSat Corp.
6,185,034	Term Loan, 6.90%, Maturing August 20, 2011	6,263,380
Patriot Media and Communications CNJ, LLC
600,000	Term Loan, 9.85%, Maturing October 4, 2013	614,344
Paxson Communcations Corp.
3,250,000	Term Loan, 8.32%, Maturing January 15, 2012	3,264,219
Rainbow National Services, LLC
3,097,376	Term Loan, 7.56%, Maturing March 31, 2012	3,136,416
Raycom TV Broadcasting, LLC
3,441,043	Term Loan, 6.50%, Maturing August 28, 2013	3,458,248
SFX Entertainment
1,820,438	Term Loan, 7.23%, Maturing June 21, 2013	1,828,402

Principal Amount	Borrower/Tranche Description	Value
Radio and Television (continued)
Susquehana Media Co.
$6,967,406	Term Loan, 8.00%, Maturing March 9, 2012	$6,980,469
Young Broadcasting, Inc.
2,375,806	Term Loan, 7.09%, Maturing November 3, 2012	2,381,004
		$52,482,942
Rail Industries — 0.2%
Railamerica, Inc.
$4,100,781	Term Loan, 7.06%, Maturing September 29, 2011	$4,162,293
484,757	Term Loan, 7.06%, Maturing September 29, 2011	492,028
		$4,654,321
Retailers (Except Food and Drug) — 1.8%
Advantage Sales & Marketing, Inc.
$2,650,000	Term Loan, 6.90%, Maturing March 29, 2013	$2,673,188
American Achievement Corp.
1,770,811	Term Loan, 7.34%, Maturing March 25, 2011	1,779,665
Amscan Holdings, Inc.
1,850,000	Term Loan, 7.77%, Maturing December 23, 2012	1,868,885
Coinmach Laundry Corp.
4,545,410	Term Loan, 7.77%, Maturing December 15, 2012	4,624,009
FTD, Inc.
680,793	Term Loan, 7.30%, Maturing February 28, 2011	689,091
Harbor Freight Tools USA, Inc.
2,701,506	Term Loan, 6.65%, Maturing July 15, 2010	2,718,390
Home Interiors & Gifts, Inc.
1,063,814	Term Loan, 9.81%, Maturing March 31, 2011	1,010,624
Josten's Corp.
2,557,428	Term Loan, 7.07%, Maturing October 4, 2010	2,591,953
Mapco Express, Inc.
2,449,881	Term Loan, 7.69%, Maturing April 28, 2011	2,488,161
Movie Gallery, Inc.
1,187,884	Term Loan, 9.98%, Maturing April 27, 2011	1,100,463
Neiman Marcus Group, Inc.
1,780,063	Term Loan, 7.34%, Maturing April 5, 2013	1,806,606
Oriental Trading Co., Inc.
4,904,423	Term Loan, 7.25%, Maturing August 4, 2010	4,941,206
Rent-A-Center, Inc.
2,545,356	Term Loan, 6.47%, Maturing June 30, 2010	2,573,673
Savers, Inc.
657,682	Term Loan, 8.24%, Maturing August 4, 2009	661,381
1,000,000	Term Loan, 12.99%, Maturing August 4, 2010	1,015,000

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Retailers (Except Food and Drug) (continued)
Travelcenters of America, Inc.
$3,700,725	Term Loan, 6.62%, Maturing November 30, 2008	$3,743,283
		$36,285,578
Steel — 0.1%
Gibraltar Industries, Inc.
$1,122,188	Term Loan, 6.69%, Maturing December 8, 2010	$1,130,604
		$1,130,604
Surface Transport — 0.1%
Horizon Lines, LLC
$967,763	Term Loan, 7.17%, Maturing July 7, 2011	$981,069
Sirva Worldwide, Inc.
1,759,718	Term Loan, 9.50%, Maturing December 1, 2010	1,757,518
		$2,738,587
Telecommunications — 2.1%
Alaska Communications Systems Holdings, Inc.
$2,100,000	Term Loan, 6.73%, Maturing February 1, 2011	$2,121,263
Cellular South, Inc.
2,238,608	Term Loan, 6.83%, Maturing May 4, 2011	2,265,191
Centennial Cellular Operating Co., LLC
3,533,773	Term Loan, 7.21%, Maturing February 9, 2011	3,585,677
Cincinnati Bell, Inc.
746,250	Term Loan, 6.36%, Maturing August 31, 2012	752,080
Consolidated Communications, Inc.
3,648,439	Term Loan, 6.68%, Maturing April 14, 2011	3,692,524
Epicor Software Corp.
500,000	Term Loan, 7.77%, Maturing March 30, 2012	504,688
Fairpoint Communications, Inc.
3,200,000	Term Loan, 6.75%, Maturing February 8, 2012	3,223,200
Hawaiian Telcom Communications, Inc.
1,105,000	Term Loan, 7.23%, Maturing October 31, 2012	1,116,741
Intelsat, Ltd.
987,501	Term Loan, 6.75%, Maturing July 28, 2011	997,068
Iowa Telecommunications Services
3,208,000	Term Loan, 6.69%, Maturing November 23, 2011	3,243,423
IPC Acquisition Corp.
1,479,065	Term Loan, 7.59%, Maturing August 5, 2011	1,503,470
Madison River Capital, LLC
1,310,310	Term Loan, 7.26%, Maturing July 31, 2012	1,326,893
NTelos, Inc.
1,797,250	Term Loan, 7.50%, Maturing February 18, 2011	1,824,658

Principal Amount	Borrower/Tranche Description	Value
Telecommunications (continued)
Qwest Corp.
$5,000,000	Term Loan, 9.65%, Maturing June 4, 2007	$5,127,085
Stratos Global Corp.
1,275,000	Term Loan, 7.73%, Maturing February 13, 2012	1,291,337
Triton PCS, Inc.
4,541,294	Term Loan, 8.25%, Maturing November 18, 2009	4,581,030
Valor Telecom Enterprise, LLC
3,110,000	Term Loan, 6.75%, Maturing February 14, 2012	3,120,829
Westcom Corp.
853,999	Term Loan, 7.54%, Maturing December 17, 2010	856,134
1,000,000	Term Loan, 11.79%, Maturing June 17, 2011	1,017,500
		$42,150,791
Utilities — 1.6%
Allegheny Energy Supply Co., LLC
$5,150,319	Term Loan, 6.34%, Maturing July 21, 2011	$5,166,949
Astoria Generating Co.
1,000,000	Term Loan, 8.69%, Maturing August 23, 2013	1,021,250
Cellnet Technology, Inc.
704,675	Term Loan, 7.89%, Maturing April 26, 2012	716,126
Cogentrix Delaware Holdings, Inc.
808,841	Term Loan, 6.50%, Maturing April 14, 2012	818,362
Covanta Energy Corp.
1,188,943	Term Loan, 4.96%, Maturing June 25, 2012	1,207,520
851,998	Term Loan, 7.96%, Maturing June 25, 2012	865,311
875,000	Term Loan, 10.47%, Maturing June 24, 2013	896,875
KGen, LLC
960,300	Term Loan, 7.60%, Maturing August 5, 2011	969,903
La Paloma Generating Co., LLC
1,114,964	Term Loan, 6.73%, Maturing August 16, 2012	1,128,204
87,887	Term Loan, 6.73%, Maturing August 16, 2012	88,931
189,321	Term Loan, 6.75%, Maturing August 16, 2012	191,569
Mirant North America, LLC
1,396,500	Term Loan, 6.60%, Maturing January 3, 2013	1,409,842
NRG Energy, Inc.
9,625,000	Term Loan, 6.82%, Maturing February 1, 2013	9,740,635
2,225,000	Term Loan, 6.98%, Maturing February 1, 2013	2,251,769
Pike Electric, Inc.
863,762	Term Loan, 6.38%, Maturing July 1, 2012	876,718
650,750	Term Loan, 6.44%, Maturing July 1, 2012	660,511
Reliant Energy, Inc.
324,471	Term Loan, 7.47%, Maturing December 22, 2010	324,572
Vulcan Energy Corp.
2,026,171	Term Loan, 6.25%, Maturing August 12, 2011	2,041,367

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Utilities (continued)
Wolf Hollow I L.P.
$1,506,219	Term Loan, 7.19%, Maturing June 22, 2012	$1,523,164
1,325,000	Term Loan, 7.20%, Maturing June 22, 2012	1,339,906
200,000	Term Loan, 7.20%, Maturing June 22, 2012	202,188
		$33,441,672
	Total Senior, Floating Rate Interests (identified cost $1,121,216,479)	$1,130,212,650
Mortgage Pass-Throughs — 45.5%
Principal Amount (000's omitted)	Security	Value
Federal Home Loan Mortgage Corp.:
$1,467	4.44%, with maturity at 2025(3)	$1,476,514
1,305	6.00%, with maturity at 2026	1,318,375
22,395	6.50%, with various maturities to 2025(4)	22,982,547
124,374	7.00%, with various maturities to 2027(4)	128,088,342
1,132	7.13%, with maturity at 2023	1,185,192
59,583	7.50%, with various maturities to 2029(4)	62,854,021
1,496	7.65%, with maturity at 2022	1,588,011
478	7.70%, with maturity at 2022	508,833
27,711	8.00%, with various maturities to 2030	29,530,947
26,946	8.50%, with various maturities to 2031	29,225,392
186	8.75%, with maturity at 2010	191,307
10,265	9.00%, with various maturities to 2031	11,187,587
7,480	9.50%, with various maturities to 2025	8,300,800
3,368	10.00%, with various maturities to 2022	3,735,884
2,226	10.50%, with various maturities to 2021	2,479,388
123	11.00%, with maturity at 2015	134,113
180	11.50%, with various maturities to 2020	199,559
2,042	12.00%, with various maturities to 2020	2,298,683
858	12.50%, with various maturities to 2015	970,049
349	13.00%, with maturity at 2015	402,636
26	13.50%, with maturity at 2014	28,988
111	14.00%, with maturity at 2014	131,701
		$308,818,869
Federal National Mortgage Assn.:
$9,722	4.622%, with maturity at 2036(3)	$9,763,302
20,598	5.50%, with maturity at 2014(4)	20,485,010
6,998	5.858%, with maturity at 2022(3)	7,052,738
1,015	6.00%, with maturity at 2023	1,022,111
80,592	6.50%, with various maturities to 2029(4)	82,293,909
1,000	6.75%, with maturity at 2023	1,031,009

Principal Amount (000's omitted)	Security	Value
$100,957	7.00%, with various maturities to 2028(4)	$104,222,599
18,719	7.50%, with various maturities to 2031	19,739,469
20,468	8.00%, with various maturities to 2029	21,855,448
125	8.25%, with maturity at 2018	133,321
4,954	8.444%, with maturity at 2027(3)	5,390,958
21,626	8.50%, with various maturities to 2028	23,460,159
2,458	8.651%, with maturity at 2028	2,671,562
1,497	8.77%, with maturity at 2029(3)	1,642,604
2,224	8.789%, with maturity at 2027(3)	2,426,012
21,198	9.00%, with various maturities to 2027	23,239,959
1,037	9.315%, with maturity at 2024(3)	1,122,402
14,357	9.50%, with various maturities to 2030	15,943,246
1,751	9.554%, with maturity at 2018(3)	1,947,384
4,406	10.00%, with various maturities to 2021	4,907,305
2,774	10.232%, with maturity at 2025(3)	3,091,302
3,111	10.337%, with maturity at 2019(3)	3,427,131
3,774	10.50%, with various maturities to 2025	4,214,120
1,306	11.00%, with various maturities to 2020	1,459,619
127	11.25%, with maturity at 2016	141,758
3,466	11.50%, with various maturities to 2021	3,908,741
14	11.75%, with maturity at 2014	14,628
570	12.00%, with various maturities to 2016	650,520
432	12.50%, with various maturities to 2015	488,803
518	13.00%, with various maturities to 2015	594,842
151	13.50%, with various maturities to 2017	176,404
76	14.50%, with maturity at 2014	89,564
		$368,607,939
Government National Mortgage Assn.:
$6,673	6.00%, with maturity at 2024	$6,739,950
10,135	7.00%, with various maturities to 2024	10,571,517
11,995	7.50%, with various maturities to 2028	12,734,870
42,176	8.00%, with various maturities to 2027(4)	45,093,803
1,545	8.30%, with maturity at 2020	1,667,702
2,874	8.50%, with various maturities to 2022	3,125,899
13,541	9.00%, with various maturities to 2026	14,931,344
19,443	9.50%, with various maturities to 2026	21,707,232
1,306	10.00%, with maturity at 2019	1,463,955
		$118,036,272
Collateralized Mortgage Obligations:
$4,151	Federal Home Loan Mortgage Corp., Series 1497, Class K, 7.00%, 4/15/23	$4,269,646
6,753	Federal Home Loan Mortgage Corp., Series 1529, Class Z, 7.00%, 6/15/23	6,931,865
5,653	Federal Home Loan Mortgage Corp., Series 1620, Class Z, 6.00%, 11/15/23	5,726,538

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
$939	Federal Home Loan Mortgage Corp., Series 1720, Class PJ, 7.25%, 1/15/24	$953,408
936	Federal Home Loan Mortgage Corp., Series 2167, Class BZ, 7.00%, 6/15/29	970,815
7,645	Federal Home Loan Mortgage Corp., Series 2182, Class ZB, 8.00%, 9/15/29	8,053,959
3,340	Federal Home Loan Mortgage Corp., Series 2198, Class ZA, 8.50%, 11/15/29	3,694,767
24,148	Federal Home Loan Mortgage Corp., Series 2245, Class A, 8.00%, 8/15/27(4)	25,455,379
3,466	Federal Home Loan Mortgage Corp., Series 24, Class J, 6.25%, 11/25/23	3,512,321
801	Federal National Mortgage Assn., Series 1988-14, Class I, 9.20%, 6/25/18	861,877
777	Federal National Mortgage Assn., Series 1989-1, Class D, 10.30%, 1/25/19	862,218
1,605	Federal National Mortgage Assn., Series 1989-34, Class Y, 9.85%, 7/25/19	1,769,560
945	Federal National Mortgage Assn., Series 1990-17, Class G, 9.00%, 2/25/20	1,014,940
420	Federal National Mortgage Assn., Series 1990-27, Class Z, 9.00%, 3/25/20	453,445
386	Federal National Mortgage Assn., Series 1990-29, Class J, 9.00%, 3/25/20	423,605
1,908	Federal National Mortgage Assn., Series 1990-43, Class Z, 9.50%, 4/25/20	2,129,154
598	Federal National Mortgage Assn., Series 1991-98, Class J, 8.00%, 8/25/21	630,235
367	Federal National Mortgage Assn., Series 1992-103, Class Z, 7.50%, 6/25/22	386,741
667	Federal National Mortgage Assn., Series 1992-113, Class Z, 7.50%, 7/25/22	698,971
1,306	Federal National Mortgage Assn., Series 1992-185, Class ZB, 7.00%, 10/25/22	1,356,269
5,103	Federal National Mortgage Assn., Series 1992-77, Class ZA, 8.00%, 5/25/22	5,421,587
2,687	Federal National Mortgage Assn., Series 1993-16, Class Z, 7.50%, 2/25/23	2,830,234
2,506	Federal National Mortgage Assn., Series 1993-22, Class PM, 7.40%, 2/25/23	2,628,812
3,558	Federal National Mortgage Assn., Series 1993-25, Class J, 7.50%, 3/25/23	3,752,927
7,707	Federal National Mortgage Assn., Series 1993-30, Class PZ, 7.50%, 3/25/23	8,125,695
5,698	Federal National Mortgage Assn., Series 1994-89, Class ZQ, 8.00%, 7/25/24	6,090,808
5,879	Federal National Mortgage Assn., Series 1996-57, Class Z, 7.00%, 12/25/26	6,106,939
3,366	Federal National Mortgage Assn., Series 1997-77, Class Z, 7.00%, 11/18/27	3,503,950

Principal Amount (000's omitted)	Security	Value
$3,512	Federal National Mortgage Assn., Series 2001-37, Class GA, 8.00%, 7/25/16	$3,659,671
2,185	Federal National Mortgage Assn., Series 2002-1, Class G, 7.00%, 7/25/23	2,263,681
1,136	Federal National Mortgage Assn., Series G92-44, Class Z, 8.00%, 7/25/22	1,200,399
1,848	Federal National Mortgage Assn., Series G92-44, Class ZQ, 8.00%, 7/25/22	1,951,848
9,000	Government National Mortgage Assn., Series 2002-45, Class PG, 6.00%, 3/17/32	9,082,516
1,190	Government National Mortgage Assn., Series 2005-72, Class E, 12.00%, 11/16/15	1,365,311
2,368	Merrill Lynch Trust, Series 45, Class Z, 9.10%, 9/20/20	2,367,525
		130,507,616
	Total Mortgage Pass-Throughs (identified cost $944,813,648)	$925,970,696
Corporate Bonds & Notes — 48.8%
Principal Amount (000's omitted)	Security	Value
Aerospace and Defense — 0.6%
Argo Tech Corp., Sr. Notes
$1,815	9.25%, 6/1/11	$1,921,631
Armor Holdings, Inc., Sr. Sub. Notes
1,895	8.25%, 8/15/13	2,032,387
Delta Air Lines, Inc.
1,401	9.50%, 11/18/08(5)(6)	1,372,980
DRS Technologies, Inc., Sr. Sub. Notes
875	7.625%, 2/1/18	902,344
Sequa Corp.
5,350	8.875%, 4/1/08	5,604,125
		$11,833,467
Air Transport — 0.2%
American Airlines
$3,615	7.80%, 10/1/06	$3,625,925
		$3,625,925
Automotive — 3.2%
Altra Industrial Motion, Inc.
$2,250	9.00%, 12/1/11	$2,272,500
Commercial Vehicle Group, Inc., Sr. Notes
1,100	8.00%, 7/1/13	1,105,500

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Automotive (continued)
Ford Motor Credit Co.
$2,190	6.50%, 1/25/07	$2,176,825
9,165	7.375%, 10/28/09	8,474,536
4,355	7.875%, 6/15/10	4,025,322
Ford Motor Credit Co., Variable Rate
10,995	8.149%, 11/2/07	10,795,738
General Motors Acceptance Corp.
2,770	6.125%, 9/15/06	2,748,436
2,160	5.125%, 5/9/08	2,040,204
1,075	5.85%, 1/14/09	1,011,354
435	7.00%, 2/1/12	408,919
3,205	8.00%, 11/1/31	3,046,984
Keystone Automotive Operations, Inc., Sr. Sub. Notes
1,080	9.75%, 11/1/13	982,800
Metaldyne, Inc.
1,175	10.00%, 11/1/13	1,136,812
Tenneco Automotive, Global Shares, Series B
10,855	10.25%, 7/15/13	12,076,187
Tenneco Automotive, Inc., Sr. Sub. Notes
2,680	8.625%, 11/15/14	2,726,900
TRW Automotive, Inc., Sr. Notes
2,230	9.375%, 2/15/13	2,408,400
TRW Automotive, Inc., Sr. Sub. Notes
3,900	11.00%, 2/15/13	4,329,000
United Components, Inc., Sr. Sub. Notes
990	9.375%, 6/15/13	975,150
Visteon Corp., Sr. Notes
2,025	8.25%, 8/1/10	1,827,562
		$64,569,129
Brokers / Dealers / Investment Houses — 0.4%
E*Trade Financial Corp., Sr. Notes
$785	8.00%, 6/15/11	$814,437
Residential Capital Corp.
1,735	6.875%, 6/30/15	1,761,840
Residential Capital Corp., Sub. Notes, Variable Rate
5,390	6.898%, 4/17/09(6)	5,391,029
		$7,967,306
Building and Development — 1.7%
CB Richard Ellis Services, Inc., Sr. Sub. Notes
$2,600	11.25%, 6/15/11	$2,795,000
Coleman Cable, Inc., Sr. Notes
1,310	9.875%, 10/1/12(6)	1,195,375

Principal Amount (000's omitted)	Security	Value
Building and Development (continued)
Dayton Superior Corp., Sr. Notes
$2,975	10.75%, 9/15/08	$3,101,437
General Cable Corp., Sr. Notes
2,520	9.50%, 11/15/10	2,734,200
MAAX Corp., Sr. Sub. Notes
920	9.75%, 6/15/12	795,800
Mueller Group, Inc., Sr. Sub. Notes
2,625	10.00%, 5/1/12	2,887,500
Mueller Holdings, Inc., Disc. Notes
1,440	14.75%, 4/15/14	1,195,200
Nortek, Inc., Sr. Sub Notes
5,715	8.50%, 9/1/14	5,886,450
NTK Holdings, Inc., Sr. Disc. Notes
2,575	10.75%, 3/1/14(6)	1,973,094
Panolam Industries International, Sr. Sub. Notes
3,215	10.75%, 10/1/13(6)	3,166,775
RMCC Acquisition Co., Sr. Sub. Notes
8,170	9.50%, 11/1/12(6)	8,578,500
Stanley-Martin Co.
870	9.75%, 8/15/15(6)	800,400
		$35,109,731
Business Equipment and Services — 2.3%
Activant Solutions, Inc., Sr. Sub. Notes
$1,070	9.50%, 5/1/16(6)	$1,094,075
Affinion Group, Inc.
1,065	10.125%, 10/15/13(6)	1,104,937
Affinion Group, Inc., Sr. Sub. Notes
1,490	11.50%, 10/15/15(6)	1,534,700
Avis Budget Car Rental, LLC, Sr. Notes, Variable Rate
850	7.576%, 5/15/14(6)	878,687
Hydrochem Industrial Services, Inc., Sr. Sub Notes
2,430	9.25%, 2/15/13(6)	2,423,925
Knowledge Learning Center, Sr. Sub. Notes
2,200	7.75%, 2/1/15(6)	2,098,250
Muzak, LLC / Muzak Finance, Sr. Notes
5,250	10.00%, 2/15/09	4,620,000
Norcross Safety Products, LLC / Norcross Capital Corp., Sr. Sub. Notes, Series B
5,100	9.875%, 8/15/11	5,367,750
Safety Products Holdings, Inc., Sr. Notes (PIK)
6,139	11.75%, 1/1/12(7)	6,205,352
Sungard Data Systems, Inc., Sr. Notes
4,590	9.125%, 8/15/13(6)	4,922,775

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Business Equipment and Services (continued)
Sungard Data Systems, Inc., Sr. Notes, Variable Rate
$1,100	9.431%, 8/15/13(6)	$1,171,500
Sungard Data Systems, Inc., Sr. Sub. Notes
6,080	10.25%, 8/15/15(6)	6,566,400
Xerox Corp.
5,175	9.75%, 1/15/09	5,653,687
Xerox Corp., Sr. Notes
1,855	7.125%, 6/15/10	1,919,925
1,485	7.625%, 6/15/13	1,540,687
		$47,102,650
Cable and Satellite Television — 2.3%
Adelphia Communications Corp.
$2,500	10.25%, 6/15/11(5)	$1,281,250
CCO Holdings, LLC / CCO Capital Corp., Sr. Notes
10,295	8.75%, 11/15/13	10,140,575
CSC Holdings, Inc., Sr. Notes
2,970	7.875%, 12/15/07	3,040,537
5,000	8.125%, 7/15/09	5,212,500
CSC Holdings, Inc., Sr. Notes, Series B
1,140	7.625%, 4/1/11	1,165,650
CSC Holdings, Inc., Sr. Sub. Notes
3,130	10.50%, 5/15/16	3,309,975
Insight Communications, Sr. Disc. Notes
16,450	12.25%, 2/15/11	17,580,937
Kabel Deutschland GMBH
1,955	10.625%, 7/1/14(6)	2,121,175
UGS Corp.
3,130	10.00%, 6/1/12	3,435,175
		$47,287,774
Chemicals and Plastics — 3.7%
BCP Crystal Holdings Corp., Sr. Sub. Notes
$3,172	9.625%, 6/15/14	$3,505,060
Crystal US Holdings / US Holdings 3, LLC, Sr. Disc. Notes, Series B
3,357	10.50%, 10/1/14	2,668,815
Equistar Chemical, Sr. Notes
7,000	10.625%, 5/1/11	7,665,000
Hexion U.S. Finance/Nova Scotia Finance
1,765	9.00%, 7/15/14	1,831,187
Huntsman International
6,000	9.875%, 3/1/09	6,300,000

Principal Amount (000's omitted)	Security	Value
Chemicals and Plastics (continued)
Huntsman, LLC
$4,426	11.625%, 10/15/10	$5,001,380
IMC Global, Inc.
6,775	11.25%, 6/1/11	7,198,437
Ineos Group Holdings PLC
8,115	8.50%, 2/15/16(6)	7,749,825
Koppers, Inc.
1,252	9.875%, 10/15/13	1,377,200
Lyondell Chemical Co.
995	11.125%, 7/15/12	1,104,450
Lyondell Chemical Co., Sr. Notes
1,892	10.50%, 6/1/13	2,126,135
Nalco Co., Sr. Notes
2,960	7.75%, 11/15/11	2,989,600
Nova Chemicals Corp., Senior Notes, Variable Rate
2,145	7.561%, 11/15/13	2,155,725
OM Group, Inc.
11,180	9.25%, 12/15/11	11,599,250
Polyone Corp., Sr. Notes
4,245	10.625%, 5/15/10	4,605,825
685	8.875%, 5/1/12	698,700
PQ Corp.
1,125	7.75%, 2/15/13(6)	1,074,375
Rockwood Specialties Group, Sr. Sub. Notes
991	10.625%, 5/15/11	1,080,190
Solo Cup Co., Sr. Sub. Notes
4,930	8.50%, 2/15/14	4,708,150
		$75,439,304
Clothing / Textiles — 2.0%
Levi Strauss & Co., Sr. Notes
$8,860	12.25%, 12/15/12	$10,056,100
Levi Strauss & Co., Sr. Notes, Variable Rate
4,735	9.74%, 4/1/12	4,953,994
Oxford Industries, Inc., Sr. Notes
11,540	8.875%, 6/1/11	11,972,750
Perry Ellis International, Inc., Sr. Sub. Notes
5,865	8.875%, 9/15/13	5,923,650
Phillips Van-Heusen, Sr. Notes
1,700	7.25%, 2/15/11	1,717,000
2,500	8.125%, 5/1/13	2,643,750
Quiksilver, Inc.
1,525	6.875%, 4/15/15	1,479,250

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Clothing / Textiles (continued)
Russell Corp.
$2,425	9.25%, 5/1/10	$2,546,250
		$41,292,744
Conglomerates — 0.2%
Goodman Global Holdings, Inc., Sr. Notes, Variable Rate
$3,315	7.491%, 6/15/12	$3,389,587
		$3,389,587
Containers and Glass Products — 0.5%
Anchor Glass Container Corp.
$5,000	11.00%, 2/15/13(5)	$4,375,000
Intertape Polymer US, Inc., Sr. Sub. Notes
3,235	8.50%, 8/1/14	3,251,175
Pliant Corp. (PIK)
2,499	11.625%, 6/15/09(6)	2,726,326
		$10,352,501
Cosmetics / Toiletries — 0.2%
Samsonite Corp., Sr. Sub. Notes
$2,280	8.875%, 6/1/11	$2,428,200
WH Holdings Ltd./WH Capital Corp., Sr. Notes
1,119	9.50%, 4/1/11	1,202,925
		$3,631,125
Ecological Services and Equipment — 0.5%
Aleris International, Inc.
$2,635	10.375%, 10/15/10	$2,905,087
2,568	9.00%, 11/15/14	2,696,400
Waste Services, Inc., Sr. Sub Notes
3,530	9.50%, 4/15/14(6)	3,671,200
		$9,272,687
Electronics / Electrical — 0.3%
Advanced Micro Devices, Inc., Sr. Notes
$2,316	7.75%, 11/1/12	$2,431,800
Amkor Technologies, Inc., Sr. Notes
70	7.125%, 3/15/11	66,850
565	7.75%, 5/15/13	541,694
CPI Holdco, Inc., Sr. Notes, Variable Rate
1,320	10.561%, 2/1/15	1,372,800

Principal Amount (000's omitted)	Security	Value
Electronics / Electrical (continued)
Solectron Global Financial Ltd., Sr. Sub. Notes
$645	8.00%, 3/15/16(6)	$656,287
		$5,069,431
Equipment Leasing — 0.9%
The Hertz Corp., Sr. Notes
$7,565	8.875%, 1/1/14(6)	$8,075,637
The Hertz Corp., Sr. Sub. Notes
3,275	10.50%, 1/1/16(6)	3,639,344
United Rentals North America, Inc.
320	6.50%, 2/15/12	315,200
United Rentals North America, Inc., Sr. Sub. Notes
5,590	7.00%, 2/15/14	5,408,325
		$17,438,506
Farming / Agriculture — 0.2%
UAP Holding Corp., Sr. Disc. Notes
$5,535	10.75%, 7/15/12	$5,016,094
		$5,016,094
Financial Intermediaries — 0.4%
Alzette, Variable Rate
$750	8.636%, 12/15/20(6)	$767,344
Avalon Capital Ltd. 3, Series 1A, Class D, Variable Rate
760	6.73%, 2/24/19(6)	763,222
Babson Ltd., Series 2005-1A, Class C1, Variable Rate
1,000	7.018%, 4/15/19(6)	1,007,630
Bryant Park CDO Ltd., Series 2005-1A, Class C, Variable Rate
1,000	7.118%, 1/15/19(6)	1,010,920
Carlyle High Yield Partners, Series 2004-6A, Class C, Variable Rate
974	7.19%, 8/11/16(6)	989,015
Centurion CDO 8 Ltd., Series 2005 8A, Class D, Variable Rate
1,000	10.40%, 3/8/17	1,035,420
Centurion CDO 9 Ltd., Series 2005-9A
500	9.35%, 7/17/19	504,280
Dryden Leveraged Loan, Series 2004-6A, Class C1, Variable Rate
1,500	7.21%, 7/30/16(6)	1,534,950
Stanfield Vantage Ltd., Series 2005-1A, Class D, Variable Rate
1,000	6.98%, 3/21/17(6)	1,005,250
		$8,618,031

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Food Products — 0.7%
ASG Consolidated, LLC / ASG Finance, Inc., Sr. Disc. Notes
$5,315	11.50%, 11/1/11	$4,464,600
Nutro Products, Inc., Sr. Notes, Variable Rate
865	9.23%, 10/15/13(6)	886,625
Nutro Products, Inc., Sr. Sub. Notes
1,295	10.75%, 4/15/14(6)	1,346,800
Pierre Foods, Inc., Sr. Sub. Notes
3,225	9.875%, 7/15/12	3,366,094
Pinnacle Foods Holdings Corp., Sr. Sub. Notes
4,705	8.25%, 12/1/13	4,740,287
		$14,804,406
Food Service — 0.2%
EPL Finance Corp., Sr. Notes
$2,835	11.75%, 11/15/13(6)	$2,948,400
NPC International, Inc., Sr. Sub. Notes
1,920	9.50%, 5/1/14(6)	1,948,800
		$4,897,200
Food / Drug Retailers — 0.7%
General Nutrition Centers, Inc.
$1,085	8.625%, 1/15/11	$1,117,550
Jean Coutu Group (PJC), Inc., Sr. Sub. Notes
860	8.50%, 8/1/14	810,550
Rite Aid Corp.
3,775	7.125%, 1/15/07	3,803,312
5,470	6.125%, 12/15/08(6)	5,374,275
2,170	8.125%, 5/1/10	2,229,675
		$13,335,362
Forest Products — 3.0%
Abitibi-Consolidated, Inc.
$1,890	6.95%, 4/1/08	$1,899,450
Georgia-Pacific Corp.
15,225	9.50%, 12/1/11	16,785,562
JSG Funding PLC, Sr. Notes
17,860	9.625%, 10/1/12	18,931,600
NewPage Corp.
7.180	10.00%, 5/1/12(6)	7,727,475
NewPage Corp., Variable Rate
1,980	10.93%, 5/1/12	2,178,000

Principal Amount (000's omitted)	Security	Value
Forest Products (continued)
Stone Container Corp.
$3,605	7.375%, 7/15/14	$3,334,625
Stone Container Corp., Sr. Notes
9,360	9.25%, 2/1/08	9,711,000
		$60,567,712
Healthcare — 3.1%
Accellent, Inc.
$4,795	10.50%, 12/1/13	$5,178,600
AMR HoldCo, Inc./EmCare HoldCo, Inc., Sr. Sub. Notes
3,955	10.00%, 2/15/15	4,251,625
CDRV Investors, Inc., Sr. Disc. Notes
4,580	9.625%, 1/1/15	3,263,250
Concentra Operating Corp., Sr. Notes
7,000	9.50%, 8/15/10	7,332,500
Encore Medical IHC, Inc.
3,030	9.75%, 10/1/12	3,098,175
Inverness Medical Innovations, Inc., Sr. Sub. Notes
3,175	8.75%, 2/15/12	3,143,250
Multiplan, Inc., Sr. Sub. Notes
2,710	10.375%, 4/15/16(6)	2,767,587
National Mentor, Inc.
2,470	9.625%, 12/1/12	2,803,450
Res-Care, Inc., Sr. Notes
2,160	7.75%, 10/15/13	2,181,600
Service Corp. International, Sr. Notes
1,110	7.50%, 6/15/17(6)	1,093,350
Tenet Healthcare Corp., Sr. Notes
3,030	6.50%, 6/1/12	2,795,175
6,935	9.50%, 2/1/15(6)	7,091,037
US Oncology, Inc.
2,205	9.00%, 8/15/12	2,348,325
4,365	10.75%, 8/15/14	4,905,169
Vanguard Health Holding Co. II, LLC, Sr. Sub. Notes
3,085	9.00%, 10/1/14	3,200,687
Ventas Realty L.P. / Capital Corp., Sr. Notes
1,600	7.125%, 6/1/15	1,628,000
VWR International, Inc., Sr. Sub. Notes
5,540	8.00%, 4/15/14	5,567,700
		$62,649,480

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Home Furnishings — 0.2%
Fedders North America, Inc.
$2,585	9.875%, 3/1/14	$2,184,325
Steinway Musical Instruments, Sr. Notes
1,745	7.00%, 3/1/14(6)	1,740,638
		$3,924,963
Industrial Equipment — 1.8%
Amsted Industries, Inc., Sr. Notes
$7,150	10.25%, 10/15/11(6)	$7,829,250
Case New Holland, Inc., Sr. Notes
9,430	9.25%, 8/1/11	10,066,525
6,485	7.125%, 3/1/14(6)	6,403,938
Chart Industries, Inc., Sr. Sub. Notes
2,170	9.125%, 10/15/15(6)	2,245,950
Manitowoc Co., Inc. (The)
975	10.50%, 8/1/12	1,067,625
Milacron Escrow Corp.
1,635	11.50%, 5/15/11	1,565,513
Terex Corp.
5,265	10.375%, 4/1/11	5,567,738
Thermadyne Holdings Corp., Sr. Sub. Notes
2,825	9.25%, 2/1/14	2,599,000
		$37,345,539
Leisure Goods / Activities / Movies — 2.1%
AMC Entertainment, Inc., Sr. Sub. Notes
$4,450	9.875%, 2/1/12	$4,516,750
AMC Entertainment, Inc., Variable Rate
650	8.999%, 8/15/10	674,375
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp.
2,170	12.50%, 4/1/13(6)	2,191,700
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., Variable Rate
3,595	9.818%, 4/1/12(6)	3,630,950
Marquee Holdings, Inc., Sr. Disc. Notes
5,965	12.00%, 8/15/14(6)	4,339,538
Six Flags Theme Parks, Inc., Sr. Notes
2,930	8.875%, 2/1/10	2,951,975
1,565	9.625%, 6/1/14	1,592,388
Universal City Development Partners, Sr. Notes
15,200	11.75%, 4/1/10	16,815,000
Universal City Florida Holding, Sr. Notes, Variable Rate
6,690	9.43%, 5/1/10	6,924,150
		$43,636,826

Principal Amount (000's omitted)	Security	Value
Lodging and Casinos — 2.8%
CCM Merger, Inc.
$1,715	8.00%, 8/1/13(6)	$1,672,125
Chukchansi EDA, Sr. Notes, Variable Rate
3,080	8.06%, 11/15/12(6)	3,195,500
Galaxy Entertainment Finance
605	9.875%, 12/15/12(6)	629,200
Greektown Holdings, LLC, Sr. Notes
2,215	10.75%, 12/1/13(6)	2,336,825
Host Marriot L.P., Series O
445	6.375%, 3/15/15	432,763
Inn of the Mountain Gods, Sr. Notes
4,655	12.00%, 11/15/10	5,062,313
Kerzner International Ltd., Sr. Sub. Notes
540	6.75%, 10/1/15	562,950
Majestic Star Casino, LLC
2,325	9.50%, 10/15/10	2,487,750
2,825	9.75%, 1/15/11(6)	2,909,750
Meristar Hospitality Corp.
1,810	9.00%, 1/15/08	1,920,863
1,380	9.125%, 1/15/11	1,593,900
Mohegan Tribal Gaming Authority, Sr. Sub. Notes
1,335	8.00%, 4/1/12	1,395,075
OED Corp./Diamond Jo, LLC
4,045	8.75%, 4/15/12	4,065,225
San Pasqual Casino
3,405	8.00%, 9/15/13(6)	3,456,075
Trump Entertainment Resorts, Inc.
12,820	8.50%, 6/1/15	12,691,800
Tunica-Biloxi Gaming Authority, Sr. Notes
2,670	9.00%, 11/15/15(6)	2,790,150
Waterford Gaming, LLC, Sr. Notes
8,385	8.625%, 9/15/12(6)	8,846,175
Wynn Las Vegas, LLC
1,210	6.625%, 12/1/14	1,182,775
		$57,231,214
Nonferrous Metals / Minerals — 0.3%
Alpha Natural Resources, Sr. Notes
$1,370	10.00%, 6/1/12	$1,507,000
Novelis, Inc., Sr. Notes
4,445	7.75%, 2/15/15(6)	4,333,875
		$5,840,875

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Oil and Gas — 2.9%
Allis-Chalmers Energy, Inc., Sr. Notes
$3,005	9.00%, 1/15/14(6)	$3,095,150
Aventine Renewable Energy, Variable Rate
2,490	10.91%, 12/15/11(6)	2,626,950
Clayton Williams Energy, Inc.
1,325	7.75%, 8/1/13(6)	1,255,438
Copano Energy, LLC, Sr. Sub. Notes
760	8.125%, 3/1/16(6)	784,700
Dresser, Inc.
13,145	9.375%, 4/15/11	13,736,525
El Paso Corp.
345	7.50%, 8/15/06(6)	347,156
2,305	9.625%, 5/15/12(6)	2,558,550
El Paso Production Holding Co.
500	7.75%, 6/1/13	518,125
Encore Acquisition Co., Sr. Sub. Notes
2,165	7.25%, 12/1/17	2,156,881
Giant Industries
850	8.00%, 5/15/14	877,625
Inergy L.P. / Finance, Sr. Notes
3,980	6.875%, 12/15/14(6)	3,781,000
Ocean Rig Norway AS, Sr. Notes
1,120	8.375%, 7/1/13(6)	1,187,200
Parker Drilling Co., Sr. Notes
1,930	9.625%, 10/1/13	2,142,300
Semgroup L.P., Sr. Notes
2,890	8.75%, 11/15/15(6)	2,962,250
Sonat, Inc.
5,000	7.625%, 7/15/11	5,150,000
Transmontaigne, Inc., Sr. Sub. Notes
6,115	9.125%, 6/1/10	6,604,200
United Refining Co., Sr. Notes
4,855	10.50%, 8/15/12	5,097,750
VeraSun Energy Corp.
3,360	9.875%, 12/15/12(6)	3,595,200
Williams Cos., Inc. (The)
1,085	8.75%, 3/15/32	1,255,888
		$59,732,888
Publishing — 1.5%
American Media Operations, Inc., Series B
$6,220	10.25%, 5/1/09	$5,862,350
CBD Media, Inc., Sr. Sub. Notes
1,335	8.625%, 6/1/11	1,361,700

Principal Amount (000's omitted)	Security	Value
Publishing (continued)
Dex Media West, LLC, Sr. Sub. Notes
$4,565	9.875%, 8/15/13	$5,050,031
Houghton Mifflin Co., Sr. Disc. Notes
500	11.50%, 10/15/13	427,500
Houghton Mifflin Co., Sr. Sub. Notes
4,905	9.875%, 2/1/13	5,272,875
MediaNews Group, Inc., Sr. Sub. Notes
430	6.875%, 10/1/13	395,600
R.H. Donnelley Corp., Sr. Disc. Notes
2,315	6.875%, 1/15/13(6)	2,164,525
4,175	6.875%, 1/15/13(6)	3,903,625
R.H. Donnelley Corp., Sr. Notes
6,565	8.875%, 1/15/16(6)	6,786,569
		$31,224,775
Radio and Television — 2.0%
Advanstar Communications, Inc.
$6,980	10.75%, 8/15/10	$7,608,200
CanWest Media, Inc.
2,156	8.00%, 9/15/12	2,196,600
Echostar DBS Corp., Sr. Notes, Variable Rate
10,000	8.24%, 10/1/08	10,250,000
LBI Media, Inc.
1,820	10.125%, 7/15/12	1,965,600
Nexstar Finance Holdings, LLC, Inc., Sr. Disc. Notes
3,035	11.375%, 4/1/13	2,534,225
Rainbow National Services, LLC, Sr. Notes
1,805	8.75%, 9/1/12(6)	1,935,863
Rainbow National Services, LLC, Sr. Sub. Debs.
6,490	10.375%, 9/1/14(6)	7,317,475
Sirius Satellite Radio, Sr. Notes
4,360	9.625%, 8/1/13	4,283,700
XM Satellite Radio, Inc., Sr. Notes
2,140	9.75%, 5/1/14(6)	2,161,400
		$40,253,063
Retailers (Except Food and Drug) — 1.5%
Affinity Group, Inc., Sr. Sub. Notes
$3,860	9.00%, 2/15/12	$3,898,600
Autonation, Inc., Variable Rate
1,500	7.045%, 4/15/13(6)	1,533,750
GSC Holdings Corp.
11,600	8.00%, 10/1/12(6)	11,672,500

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Retailers (Except Food and Drug) (continued)
GSC Holdings Corp., Variable Rate
$4,105	8.865%, 10/1/11(6)	$4,253,806
Neiman Marcus Group, Inc., Sr. Notes
5,375	9.00%, 10/15/15(6)	5,737,813
Neiman Marcus Group, Inc., Sr. Sub. Notes
2,165	10.375%, 10/15/15(6)	2,327,375
Penny (JC) Co., Inc.
1,875	8.00%, 3/1/10	2,014,401
		$31,438,245
Steel — 0.5%
AK Steel Corp.
$2,000	7.75%, 6/15/12	$2,035,000
Ispat Inland ULC, Sr. Notes
2,102	9.75%, 4/1/14	2,368,077
RathGibson, Inc., Sr. Notes
4,720	11.25%, 2/15/14(6)	5,085,800
		$9,488,877
Surface Transport — 0.4%
H-Lines Finance Holding, Sr. Disc. Notes
$1,531	11.00%, 4/1/13(6)	$1,309,005
Horizon Lines, LLC
3,967	9.00%, 11/1/12(6)	4,150,474
Quality Distribution, LLC / QD Capital Corp., Variable Rate
1,815	9.568%, 1/15/12(6)	1,819,538
		$7,279,017
Telecommunications — 3.4%
AirGate PCS, Inc., Variable Rate
$1,080	8.825%, 10/15/11	$1,121,850
Alamosa Delaware, Inc., Sr. Notes
6,230	11.00%, 7/31/10	6,923,088
Centennial Cellular Operating Co. / Centennial Communication Corp., Sr. Notes
2,820	10.125%, 6/15/13	3,098,475
Digicel Ltd., Sr. Notes
2,400	9.25%, 9/1/12(6)	2,550,000
Inmarsat Finance PLC
2,493	7.625%, 6/30/12	2,567,790
Intelsat Bermuda Ltd., Sr. Notes
12,420	5.25%, 11/1/08	12,016,350
Intelsat Bermuda Ltd., Sr. Notes, Variable Rate
6,455	9.614%, 1/15/12	6,584,100

Principal Amount (000's omitted)	Security	Value
Telecommunications (continued)
IWO Escrow Co., Sr. Disc. Notes
$2,230	10.75%, 1/15/15(6)	$1,689,225
IWO Escrow Co., Variable Rate
575	8.818%, 1/15/12(6)	602,313
LCI International, Inc., Sr. Notes
65	7.25%, 6/15/07	65,650
New Skies Satellites NV, Sr. Sub. Notes
2,450	9.125%, 11/1/12	2,652,125
Qwest Communications International, Inc.
1,370	7.25%, 2/15/11	1,385,413
9,010	7.50%, 2/15/14	9,122,625
Qwest Communications International, Inc., Sr. Notes
145	7.50%, 11/1/08	145,363
Qwest Corp.
2,000	8.875%, 3/15/12	2,200,000
Qwest Corp., Sr. Notes
3,230	7.875%, 9/1/11	3,403,613
1,940	7.625%, 6/15/15	2,027,300
Qwest Corp., Sr. Notes, Variable Rate
1,645	8.16%, 6/15/13	1,799,219
Rogers Wireless, Inc., Variable Rate
1,314	8.035%, 12/15/10	1,359,990
Rural Cellular Corp., Variable Rate
2,000	9.41%, 3/15/10	2,052,500
Telemig Celular SA/Amazonia Celular SA
1,755	8.75%, 1/20/09(6)	1,847,138
UbiquiTel Operating Co., Sr. Notes
3,995	9.875%, 3/1/11	4,404,488
		$69,618,615
Utilities — 2.1%
AES Corp., Sr. Notes
$4,500	8.75%, 6/15/08	$4,713,750
6,000	9.50%, 6/1/09	6,495,000
4,005	8.75%, 5/15/13(6)	4,355,438
945	9.00%, 5/15/15(6)	1,034,775
Dynegy Holdings, Inc.
2,165	8.375%, 5/1/16(6)	2,165,000
Dynegy Holdings, Inc., Debs.
4,395	7.625%, 10/15/26	3,999,450
Mirant North America, LLC, Sr. Notes
1,000	7.375%, 12/31/13(6)	1,008,750
Mission Energy Holding Co.
3,290	13.50%, 7/15/08	3,754,713

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Utilities (continued)
NRG Energy, Inc., Sr. Notes
$830	7.375%, 2/1/16	$839,338
Orion Power Holdings, Inc., Sr. Notes
12,415	12.00%, 5/1/10	14,215,175
		$42,581,389
	Total Corporate Bonds & Notes (identified cost $965,299,975)	$992,866,438
Convertible Bonds — 0.4%
Principal Amount	Security	Value
Aerospace and Defense — 0.2%
$3,540,000	L-3 Communications Corp.(6)	$3,540,000
		$3,540,000
Electronics / Electrical — 0.1%
$1,300,000	Amkor Technologies, Inc.	$1,306,500
1,155,000	Nortel Networks Ltd.	1,100,137
		$2,406,637
Radio and Television — 0.1%
$1,065,000	XM Satellite Radio Holdings, Inc.	$886,613
2,100,000	XM Satellite Radio, Inc.(6)	1,748,250
		$2,634,863
	Total Convertible Bonds (identified cost, $9,078,544)	$8,581,500
Common Stocks — 0.3%
Shares	Security	Value
Lodging and Casinos — 0.3%
338,550	Trump Entertainment Resorts, Inc.(8)	$6,439,221
		$6,439,221
Telecommunications — 0.0%
1,061	Crown Castle International Corp.(8)	$35,697
		$35,697

Common Stocks (continued)
	Total Common Stocks (identified cost, $4,206,246)	$6,474,918
Convertible Preferred Stocks — 0.1%
Shares	Security	Value
11,070	Chesapeake Energy Corp., 4.50%	$1,051,650
10,058	Crown Castle International Corp., (PIK)	555,704
	Total Convertible Preferred Stocks (identified cost, $1,554,502)	$1,607,354
Miscellaneous — 0.0%
Shares	Security	Value
Lodging and Casinos — 0.0%
5,510,000	Trump Atlantic City(7)(8)	$212,135
	Total Miscellaneous (identified cost, $0)	$212,135
Commercial Paper — 0.9%

Principal Amount	Maturity Date	Borrower	Rate	Amount
$19,022,000	05/01/06	General Electric Capital Corp.	4.84%	$19,022,000
			Total Commercial Paper (at amortized cost $19,022,000)	$19,022,000

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Time Deposit — 0.4%
Principal Amount	Maturity Date	Borrower	Rate	Amount
$8,030,000	05/01/06	Investors Bank and Trust Company Time Deposit	4.86%	$8,030,000
			Total Time Deposit (at amortized cost $8,030,000)	$8,030,000
			Gross Investments — 151.9% (identified cost $3,073,221,394)	$3,092,977,691
			Less Unfunded Loan Commitments — (0.3)%	$(5,113,296)
			Net Investments — 151.6% (identified cost $3,068,108,098)	$3,087,864,395
			Other Assets, Less Liabilities — (12.3)%	$(251,709,051)
			Auction Preferred Shares Plus Cumulative Unpaid Dividends — (39.3)%	$(800,408,224)
			Net Assets Applicable to Common Shares — 100.0%	$2,035,747,120

PIK - Payment In Kind.

(1)  Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  Unfunded loan commitments. See Note 1E for description.

(3)  Adjustable rate mortgage.

(4)  All or a portion of these securities were on loan at April 30, 2006.

(5)  Defaulted security. Currently the issuer is in default with respect to interest payments.

(6)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2006, the aggregate value of the securities is $275,695,891 or 13.5% of the Fund's net assets.

(7)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(8)  Non-income producing security.

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of April 30, 2006

Assets
Investments, at value including $297,354,497 of securities on loan (identified cost, $3,068,108,098)	$3,087,864,395
Cash	18,579,638
Receivable for investments sold	15,127,314
Receivable for open swap contracts	26,490
Dividends and interest receivable	36,385,342
Prepaid expenses	83,786
Total assets	$3,158,066,965
Liabilities
Collateral for securities loaned	$304,552,404
Payable for investments purchased	15,415,391
Payable to affiliate for investment advisory fees	1,418,296
Payable to affiliate for Trustees' fees	2,644
Accrued expenses	522,886
Total liabilities	$321,911,621
Auction preferred shares (32,000 shares outstanding) at liquidation value plus cumulative unpaid dividends	800,408,224
Net assets applicable to common shares	$2,035,747,120
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 111,783,982 shares issued and outstanding	$1,117,840
Additional paid-in capital	2,123,158,583
Accumulated net realized loss (computed on the basis of identified cost)	(115,604,564)
Accumulated undistributed net investment income	7,292,474
Net unrealized appreciation (computed on the basis of identified cost)	19,782,787
Net assets applicable to common shares	$2,035,747,120
Net Asset Value Per Common Share
($2,035,747,120 ÷ 111,783,982 common shares issued and outstanding)	$18.21

Statement of Operations

For the Year Ended April 30, 2006

Investment Income
Interest	$177,302,196
Dividends	31,502
Security lending income, net	12,194,398
Total investment income	$189,528,096
Expenses
Investment adviser fee	$23,280,153
Trustees' fees and expenses	33,224
Preferred shares remarketing agent fee	1,999,999
Custodian fee	683,482
Printing and postage	387,769
Legal and accounting services	164,622
Transfer and dividend disbursing agent fees	73,897
Miscellaneous	101,717
Total expenses	$26,724,863
Deduct — Reduction of custodian fee	$15,339
Reduction of investment adviser fee	6,208,041
Total expense reductions	$6,223,380
Net expenses	$20,501,483
Net investment income	$169,026,613
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(16,714)
Swap contracts	46,133
Net realized gain	$29,419
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$5,124,572
Swap contracts	26,490
Net change in unrealized appreciation (depreciation)	$5,151,062
Net realized and unrealized gain	$5,180,481
Distributions to preferred shareholders
From net investment income	$(29,792,823)
Net increase in net assets from operations	$144,414,271

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended April 30, 2006	Year Ended April 30, 2005
From operations — Net investment income	$169,026,613	$152,928,823
Net realized gain (loss) from investments and swaps contract transactions	29,419	723,648
Net change in unrealized appreciation (depreciation) from investments and swap contracts	5,151,062	(28,800,919)
Distributions to preferred shareholders From net investment income	(29,792,823)	(17,037,481)
Net increase in net assets from operations	$144,414,271	$107,814,071
Distributions to common shareholders — From net investment income	$(169,151,522)	$(178,863,995)
Total distributions to common shareholders	$(169,151,522)	$(178,863,995)
Capital share transactions — Reinvestment of distributions to common shareholders	$—	$12,625,234
Net increase in net assets from capital share transactions	$—	$12,625,234
Net decrease in net assets	$(24,737,251)	$(58,424,690)
Net Assets Applicable to Common Shares
At beginning of year	$2,060,484,371	$2,118,909,061
At end of year	$2,035,747,120	$2,060,484,371
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$7,292,474	$4,196,112

Statement of Cash Flows

Increase (Decrease) in Cash	Year Ended April 30, 2006
Cash Flows From (Used For) Operating Activities — Purchase of investments	$(1,661,017,511)
Proceeds from sales of investments and principal repayments	1,618,541,334
Interest and dividends received, including net securities lending income	212,874,849
Prepaid expenses	13,979
Facilities fees received	511,641
Operating expenses paid	(18,933,897)
Net decrease of short-term investments	13,103,037
Swap contract transactions	19,643
Proceeds of collateral for securities loaned, net	46,785,262
Decrease in unfunded commitments	(2,609,527)
Net cash from operating activities	$209,288,810
Cash Flows From (Used For) Financing Activities — Cash distributions paid	$(198,711,778)
Net cash used for financing activities	$(198,711,778)
Net increase (decrease) in cash	$10,577,032
Cash at beginning of year	$8,002,606
Cash at end of year	$18,579,638
Reconciliation of Net Increase (Decrease) in Net Assets From Operations to Net Cash From Operating Activities
Net increase in net assets from operations	$144,414,271
Distributions to preferred shareholders	29,792,823
Increase in receivable for investments sold	(6,842,848)
Increase in interest and dividends receivable	(2,875,669)
Decrease in prepaid expenses	13,979
Increase in payable to affiliate	1,418,930
Increase in receivable for swaps	(26,490)
Increase in accrued expenses	148,656
Increase in collateral for securities loaned	46,785,262
Decrease in unfunded commitments	(2,609,527)
Decrease in payable for investments purchased	(20,665,867)
Net decrease in investments	19,735,290
Net cash from operating activities	$209,288,810

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended April 30,
	2006(1)	2005(1)		2004(1)(2)
Net asset value — Beginning of year (Common shares)	$18.430	$19.070		$19.100	(3)
Income (loss) from operations
Net investment income	$1.512 (4)	$1.373	(4)	$1.061	(4)
Net realized and unrealized gain (loss)	0.048 (4)	(0.254	)(4)	0.426	(4)
Distributions to preferred shareholders from net investment income	(0.267)	(0.153)		(0.075)
Total income from operations	$1.293	$0.966		$1.412
Less distributions to common shareholders
From net investment income	$(1.513)	$(1.606)		$(1.345)
Total distributions to common shareholders	$(1.513)	$(1.606)		$(1.345)
Preferred and Common shares offering costs charged to paid-in capital	$—	$—		$(0.011)
Preferred Shares underwriting discounts	$—	$—		$(0.086)
Net asset value — End of year (Common shares)	$18.210	$18.430		$19.070
Market value — End of year (Common shares)	$17.090	$17.690		$17.810
Total Investment Return on Net Asset Value(5)	7.72%	5.29%		7.22	%(6)
Total Investment Return on Market Value(5)	5.32%	8.22%		0.13	%(6)

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended April 30,
	2006(1)	2005(1)	2004(1)(2)
Ratios/Supplemental Data† ††
Net assets applicable to common shares, end of year (000's omitted)	$2,035,747	$2,060,484	$2,118,909
Ratios (As a percentage of average net assets applicable to common shares):
Net expenses(7)	1.00%	1.01%	0.93	%(8)
Net expenses after custodian fee reduction(7)	1.00%	1.01%	0.93	%(8)
Net investment income(7)	8.27%	7.29%	6.02	%(8)
Portfolio Turnover	53%	60%	72%
† The operating expenses of the Fund reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average net assets applicable to common shares):
Expenses(7)	1.31%	1.31%	1.21	%(8)
Expenses after custodian fee reduction(7)	1.31%	1.31%	1.21	%(8)
Net investment income(7)	7.97%	6.99%	5.74	%(8)
Net investment income per share	$1.457	$1.316	$1.012
†† The ratios reported are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of average total net assets):
Net expenses	0.72%	0.71%	0.67	%(8)
Net expenses after custodian fee reduction	0.72%	0.71%	0.67	%(8)
Net investment income	5.94%	5.16%	4.37	%(8)
† The operating expenses of the Fund reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average total net assets):
Expenses	0.94%	0.92%	0.88	%(8)
Expenses after custodian fee reduction	0.94%	0.92%	0.88	%(8)
Net investment income	5.73%	4.95%	4.16	%(8)
Senior Securities:
Total preferred shares outstanding	32,000	32,000	38,000
Asset coverage per preferred share(9)	$88,630	$89,395	$80,762
Involuntary liquidation preference per preferred share(10)	$25,000	$25,000	$25,000
Approximate market value per preferred share(10)	$25,000	$25,000	$25,000

(1)  Computed using average common shares outstanding.

(2)  For the period from the start of business, May 30, 2003, to April 30, 2004.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.900 per share paid by the shareholder from the $20.000 offering price.

(4)  For Federal Income tax purposes, net investment income per share was $1.807, $1.699 and $1.531, respectively, and net realized and unrealized loss per share was $0.247, $0.580 and $0.044, respectively. Computed using average common shares outstanding.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Total return is not computed on an annualized basis.

(6)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.000 less the sales load of $0.900 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.000 less the sales load of $0.900 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(7)  Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Fund's leveraged capital structure.

(8)  Annualized

(9)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(10)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Limited Duration Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The Fund was organized as a Massachusetts business trust on March 12, 2003. The Fund's investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary goal of high current income. The Fund pursues its objectives by investing primarily in mortgage-backed securities (MBS) issued, backed or otherwise guaranteed by the U.S. government or its agencies or instrumentalities; senior, secured floating rate loans made to corporate and other business entities (Senior Loans); and corporate bonds of below investment grade quality (Non-Investment Grade Bonds). The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt securities (including collateralized mortgage obligations and certain MBS) normally are valued by independent pricing services. The pricing services consider various factors relating to bonds or loans and/or market transactions to determine market value. Most seasoned MBS are valued by the investment adviser's matrix pricing system. The matrix pricing system also considers various factors relating to bonds and market transactions to determine market value.

Certain Senior Loans are deemed to be liquid because reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the Fund's investment adviser, Eaton Vance Management (EVM), under procedures approved by the Trustees. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on its assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include, but are not limited to (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of, among other things, its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan-and interests in similar Senior Loans and the market environment, and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan.

Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities which may use market information, transactions for comparable securities and various relationships between securities which are

Eaton Vance Limited Duration Income Fund as of April 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

generally recognized by institutional traders. The value of interest rate swaps will be based on dealer quotations. Short-term obligations which mature in 60 days or less are valued at amortized cost, if short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value or the sixty-first day prior to maturity. OTC options are valued at the mean between the bid and asked price provided by dealers. Financial futures contracts and options thereon listed on commodity exchanges are valued at closing settlement prices. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or on behalf of the Trustees.

B  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At April 30, 2006, the Fund, for federal income tax purposes, had a capital loss carryover of $96,210,018 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on April 30, 2012 ($26,481,368), April 30, 2013 ($40,885,552) and April 30, 2014 ($28,843,098).

At April 30, 2006, net capital losses of $9,204,069 attributable to security transactions incurred after October 31, 2005, are treated as arising on the first day of the Fund's taxable year ending April 30, 2007.

D  Investment Transactions — Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuations during this period. To the extent that when-issued or delayed delivery purchases are outstanding, the Fund instructs the custodian to segregate assets in a separate account, with a current value at least equal to the amount of its purchase commitments.

E  Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments.

F  Offering Costs — Costs incurred by the Fund in connection with the offering of the common shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

G  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statements of Operations.

H  Written Options — Upon the writing of a call or a put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

I    Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with

Eaton Vance Limited Duration Income Fund as of April 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

the Fund's policies on investment valuations discussed above. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

J  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit an amount (initial margin) either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Fund (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying securities, and are recorded for book purposes as unrealized gains or losses by the Fund.

If the Fund enters into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

K  Reverse Repurchase Agreements — The Fund may enter into reverse repurchase agreements. Under such an agreement, the Fund temporarily transfers possession, but not ownership, of a security to a counterparty, in return for cash. At the same time, the Fund agrees to repurchase the security at an agreed-upon price and time in the future. The Fund may enter into reverse repurchase agreements for temporary purposes, such as to fund withdrawals, or for use as hedging instruments where the underlying security is denominated in a foreign currency. As a form of leverage, reverse repurchase agreements may increase the risk of fluctuation in the market value of the Fund's assets or in its yield. Liabilities to counterparties under reverse repurchase agreements are recognized in the Statement of Assets and Liabilities at the same time at which cash is received by the Fund. The securities underlying such agreements continue to be treated as owned by the Fund and remain in the Portfolio of Investments. Interest charged on amounts borrowed by the Fund under reverse repurchase agreements is accrued daily.

L  Total Return Swaps — The Fund may enter into swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. In a total return swap, the Fund makes payments at a rate equal to a predetermined spread to the one or three-month LIBOR. In exchange, the Fund receives payments based on the rate of return of a benchmark industry index or basket of securities. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index or basket of securities. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. However, the Fund does not anticipate nonperformance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

M    Credit Default Swaps — The Fund may enter into credit default swap contracts for risk management purposes, including diversification. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain

Eaton Vance Limited Duration Income Fund as of April 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

risks, including the risk that the seller may be unable to fulfill the transaction.

N  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

O  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

P  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

Q  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

2  Auction Preferred Shares (APS)

The Fund issued 7,600 shares of Auction Preferred Shares Series A, 7,600 shares of Auction Preferred Shares Series B, 7,600 shares of Auction Preferred Shares Series C, 7,600 shares of Auction Preferred Shares Series D, and 7,600 shares of Auction Preferred Shares Series E on July 25, 2003 in a public offering. The underwriting discount and other offering costs were recorded as a reduction of the capital of the common shares. As of April 30, 2006, 6,400 shares of Series A, 6,400 shares of Series B, 6,400 shares of Series C, 6,400 shares of Series D and 6,400 shares of Series E were outstanding. Dividends on the APS, which accrue daily, are cumulative at a rate which was established at the offering of the APS and have been reset every 7 days thereafter by an auction. Dividend rates ranged from 2.75% to 4.55% for Series A Shares, from 2.70% to 4.72% for Series B Shares, from 2.80% to 4.72% for Series C Shares, from 2.75% to 4.75% for Series D Shares and from 2.70% to 4.74% for Series E Shares, during the year ended April 30, 2006.

The APS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund's By-Laws and the Investment Company Act of 1940. The Fund pays an annual fee equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

3  Distributions to Shareholders

The Fund intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding APS. Distributions are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the APS is generally seven days. The applicable dividend rate for the APS on April 30, 2006 was 4.50%, 4.60%, 4.50%, 4.60% and 4.50%, for Series A, Series B, Series C, Series D and Series E Shares, respectively. For the year ended April 30, 2006, the Fund paid dividends to Auction Preferred shareholders amounting to $5,973,111, $6,007,158, $5,953,991, $5,966,078, and $5,892,485 for Series A, Series B, Series C, Series D and Series E Shares, respectively, representing an average APS dividend rate for such period of 3.67%, 3.70%, 3.68%, 3.68% and 3.62%, respectively.

Eaton Vance Limited Duration Income Fund as of April 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid in capital. These differences relate primarily to the different treatment for paydown gain/losses on mortgage-backed securities and the method for amortizing premiums.

The tax character of the distributions declared for the years ended April 30, 2006 and April 30, 2005 was as follows:

	Year Ended April 30,
	2006	2005
Distributions declared from:

Ordinary Income	$198,944,345	$195,901,476

During the year ended April 30, 2006, accumulated undistributed net investment loss was decreased by $33,014,094 and accumulated net realized loss was increased by $33,014,094. This change had no effect on net assets or net asset value per share.

As of April 30, 2006, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed income	$7,292,474
Unrealized gain	$9,592,310
Other temporary differences	$(9,204,069)
Capital loss carryforward	$(96,210,018)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee, computed at an annual rate of 0.75% of the Fund's weekly gross assets, was earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. For the year ended April 30, 2006, the fee was equivalent to 0.75% of the Fund's average weekly gross assets for such period and amounted to $23,280,153.

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% of average weekly gross assets of the Fund for the first five years of the Fund's operations, 0.15% of average weekly gross assets of the Fund in year 6, 0.10% in year 7 and 0.05% in year 8. For the year ended April 30, 2006, the Investment Adviser waived $6,208,041 of its advisory fee.

EVM serves as the administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund.

Certain officers and Trustees of the Fund are officers of the above organization.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including paydowns, aggregated $1,640,369,868 and $1,625,384,182, respectively, for the year ended April 30, 2006.

6  Securities Lending Agreement

The Fund has established a securities lending agreement in which the Fund lends portfolio securities to a broker in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Under the agreement, the Fund continues to earn interest on the securities loaned. Collateral received is generally cash, and the Fund invests the cash and receives any interest on the amount invested but it must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Fund offsets a portion of the interest income received and amounted to $10,384,902 for the year ended April 30, 2006. At April 30, 2006, the value of the securities loaned and the value of the collateral amounted to $297,354,497 and $304,552,404, respectively. In the event of counterparty default, the Fund is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears risk in the event that invested collateral is not sufficient to meet obligations due on the loans. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

7  Common Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

	Year Ended April 30,
	2006	2005
Issued to shareholders electing to receive payments of distributions in Fund shares	—	669,036
Net increase	—	669,036

Eaton Vance Limited Duration Income Fund as of April 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

8  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at April 30, 2006, as computed on a federal income tax basis, were as follows:

Aggregate cost	$3,078,298,575
Gross unrealized appreciation	$43,204,440
Gross unrealized depreciation	(33,638,620)
Net unrealized appreciation	$9,565,820

9  Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, financial futures contracts, interest rate swaps and credit default swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2006 is as follows:

Credit Default Swaps

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation
$2,000,000	3/20/2010	Agreement with Lehman Brothers dated 5/18/2005 whereby the Fund will receive 2.4% per year, paid quarterly, times the notional amount. The Fund makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Inergy, L.P.	$26,490

At April 30, 2006, the Fund had sufficient cash and/or securities segregated to cover potential obligations arising from open swap contracts.

10  Annual Meeting of Shareholders (unaudited)

The Fund held its Annual Meeting of Shareholders on February 24, 2006. The following action was taken by the shareholders of the Fund:

Item 1: The election of Ronald A. Pearlman and Norton H. Reamer as Class III Trustees of the Fund for a three-year term expiring in 2009:

Fund	Nominee for Class III Trustee Elected by All Shareholders: Ronald A. Pearlman	Nominee for Class III Trustee Elected by Auction Preferred Shareholders: Norton H. Reamer
For	101,153,785	28,454
Withheld	3,001,088	152

Eaton Vance Limited Duration Income Fund as of April 30, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Limited Duration Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Limited Duration Income Fund (the "Fund"), including the portfolio of investments, as of April 30, 2006, and the related statement of operations, and statement of cash flows for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the period from May 30, 2003 to April 30, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and Senior Loans, held as of April 30, 2006, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Eaton Vance Limited Duration Income Fund at April 30, 2006, and the results of its operations and cash flows, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
June 16, 2006

Eaton Vance Limited Duration Income Fund as of April 30, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Eaton Vance Limited Duration Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, PFPC, Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC, Inc., at 1-800-331-1710.

Eaton Vance Limited Duration Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Limited Duration Income Fund
c/o PFPC, Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of April 30, 2006, our records indicate that there are 152 registered shareholders and approximately 102,510 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

American Stock Exchange symbol

The American Stock Exchange symbol is EVV.

Eaton Vance Limited Duration Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31,

Eaton Vance Limited Duration Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Limited Duration Income Fund (the "Fund"), and Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk and special considerations relevant to investing in senior secured floating-rate loans, mortgage-backed securities and high-yield bonds. Specifically, the Board considered the Adviser's in-house research capabilities as well as other resources available to personnel of the Adviser, including research services. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ending September 30, 2005 for the Fund. The Board concluded that the performance of the Fund is satisfactory.

Eaton Vance Limited Duration Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the Fund's management fees and total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Limited Duration Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Limited Duration Income Fund (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Fund hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/19/41	Trustee and Vice President	Until 2008. 3 years. Trustee since 2003	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 162 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Fund.	162	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Until 2007. 3 years. Trustee since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	162	None

Samuel L. Hayes, III 2/23/35	Chairman of the Board and Trustee	Until 2007. 3 years. Trustee since 2003 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	162	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Until 2008. 3 years. Trustee since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	162	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2009. 3 years. Trustee since 2003	Professor of Law, Georgetown University Law Center (since 1999).	162	None

Norton H. Reamer 9/21/35	Trustee	Until 2009. 3 years. Trustee since 2003	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	162	None

Eaton Vance Limited Duration Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Until 2007. 3 years. Trustee since 2003	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	162	None

Ralph F. Verni 1/26/43	Trustee	Until 2007. 3 years. Trustee since 2005	Consultant and private investor (since 2000).	162	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President	Since 2003	President of EVC, EVM, BMR, and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 66 registered investment companies and 5 private investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 14 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Payson F. Swaffield 8/13/56	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 14 registered investment companies managed by EVM or BMR.

Mark S. Venezia* 5/23/49	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 5 registered investment companies managed by EVM or BMR

Michael W. Weilheimer 2/11/61	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 9 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005(2)	Vice President of EVM and BMR. Officer of 162 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 2003	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 162 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 162 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer since 2003.

*Mr. Venezia joined the current portfolio management team effective as of March 16, 2004.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

Investment Adviser of Eaton Vance Limited Duration Income Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Administrator of Eaton Vance Limited Duration Income Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 43027

Providence, RI 02940-9653

(800) 331-1710

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Limited Duration Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

1856-6/06  CE-LDISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty financial company). Previously he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company). Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended April 30, 2005 and April 30, 2006 by the registrant’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such periods.

 Eaton Vance Limited Duration Income Fund

Fiscal Years Ended	04/30/05	04/30/06
Audit Fees	$68,740	$70,875
Audit-Related Fees(1)	$4,950	$5,000
Tax Fees(2)	$8,000	$8,400
All Other Fees(3)	$0	$0
Total	$81,690	$84,275

(1)             Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically includes fees for the performance of certain agreed upon procedures relating to the registrant’s auction preferred shares.

(2)             Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)             All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrants fiscal year ended April 30, 2005 and the fiscal year ended April 30, 2006; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods.

Fiscal Years Ended	04/30/05	04/30/06
Registrant	$12,950	$13,400
Eaton Vance(1)	$339,899	$140,600
Total	$352,849	$154,000

(1)             The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. Norton H. Reamer (Chair), Samuel L. Hayes, III, William H. Park, Lynn A. Stout and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders. On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies’ guidelines when it believes the situation warrants such a deviation. The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists. If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Scott H. Page, Susan Schiff, Payson F. Swaffield, Mark S. Venezia, Michael W. Weilheimer and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks. Messrs. Page, Swaffield, Venezia, Weilheimer and Ms. Schiff are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.

Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). He is co-head of Eaton Vance’s Senior Loan Group. Ms. Schiff has been an Eaton Vance portfolio manager since 1991 and is a Vice President of EVM and BMR. Mr. Swaffield has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and BMR. Along with Mr. Page, he is co-head of Eaton Vance’s Senior Loan Group. Mr. Venezia has been an Eaton Vance portfolio manager since 1984 and is a Vice President of EVM and BMR. He is head of Eaton Vance’s Global Bond Department. Mr. Weilheimer has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and BMR. He is head of Eaton Vance’s Non-Investment Grade Bond Group. This information is provided as of the date of filing of this report.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Scott H. Page
Registered Investment Companies	13	$14,100.8	0	$0
Other Pooled Investment Vehicles	5	$3,123.8	5	$1,697.7
Other Accounts	3	$2,487.4	0	$0

Susan Schiff
Registered Investment Companies	5	$4,453.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Payson F. Swaffield
Registered Investment Companies	13	$14,100.8	0	$0
Other Pooled Investment Vehicles	5	$3,123.8	5	$1,697.7
Other Accounts	3	$2,487.4	0	$0

Mark S. Venezia
Registered Investment Companies	3	$3,928.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Michael W. Weilheimer		$0		$0
Registered Investment Companies	6	$8,557.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	7	$225.3	0	$0

*                    In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Scott H. Page	$50,001-$100,000
Susan Schiff	None
Payson F. Swaffield	None
Mark S. Venezia	None
Michael W. Weilheimer	None

Potential for Conflicts of Interest. The portfolio managers manage multiple investment portfolios. Conflicts of interest may arise between a portfolio manager’s management of the Fund and his or her management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.  In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities. Eaton Vance Management has adopted policies and procedures that it believes are reasonably designed to address these conflicts. There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Limited Duration Income Fund

By:	/s/ Thomas E. Faust, Jr.
Thomas E. Faust, Jr.
President

Date:	June 16, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas E. Faust, Jr.
Thomas E. Faust, Jr.
President

Date:	June 16, 2006

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	June 16, 2006